As filed with the Securities and Exchange Commission on April 28, 2000
                                              Registration No. 33-63246/811-7754


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                    PRE-EFFECTIVE AMENDMENT NO.                       ( )
                                                ---                   ---
                    POST-EFFECTIVE AMENDMENT NO. 8                    (X)
                                                                      ---


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT

                               COMPANY ACT OF 1940
                                 Amendment No. 9                      (X)
                                                                      ---


                        (Check appropriate box or boxes)

                          WRL SERIES ANNUITY ACCOUNT B
                           (Exact Name of Registrant)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
         (Address of Depositor's Principal Executive Offices) (Zip Code)

               Depositor's Telephone Number, including Area Code:

                                 (727) 299-1800


                             Thomas E. Pierpan, Esq.

         Senior Vice President, General Counsel and Assistant Secretary

                   Western Reserve Life Assurance Co. of Ohio
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415


Title of securities being registered: Units of interest in the separate account under flexible payment deferred variable annuity contracts.

It is proposed that this filing will become effective (check appropriate space):

        immediately upon filing pursuant to paragraph (b) of Rule 486
------


  X     on   May 1, 2000 pursuant to paragraph (b) of Rule 486
------       -----------


         60 days after filing pursuant to paragraph (a) of Rule 485
------

        on       pursuant to paragraph (a) of Rule 486
------     -----

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                  [JANUS LOGO]

                               JANUS  RETIREMENT
                                 ADVANTAGE()(R)
                                VARIABLE ANNUITY
                                   PROSPECTUS

                                 Issued Through
                          WRL SERIES ANNUITY ACCOUNT B
                                       By
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


This prospectus gives you important information about the Janus Retirement Advantage(R), a flexible payment variable accumulation deferred annuity contract. Please read this prospectus and the prospectuses for the Janus Aspen Series before you invest and keep them for future reference. This Contract is available to individuals and can be used with individual retirement plans.



You can put your money into 15 investment choices: a fixed account and 14 subaccounts of the WRL Series Annuity Account B. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio of the Janus Aspen Series. Your investments in the Janus portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Western Reserve.



The 14 portfolios we currently offer through the subaccounts under this Contract are:


                               JANUS ASPEN SERIES


           GROWTH PORTFOLIO             INTERNATIONAL GROWTH
AGGRESSIVE GROWTH PORTFOLIO                        PORTFOLIO
       CAPITAL APPRECIATION       WORLDWIDE GROWTH PORTFOLIO
                  PORTFOLIO             GLOBAL LIFE SCIENCES
         BALANCED PORTFOLIO                        PORTFOLIO
    EQUITY INCOME PORTFOLIO      GLOBAL TECHNOLOGY PORTFOLIO
GROWTH AND INCOME PORTFOLIO        FLEXIBLE INCOME PORTFOLIO
  STRATEGIC VALUE PORTFOLIO             HIGH-YIELD PORTFOLIO
                                      MONEY MARKET PORTFOLIO


                                                                     MAY 1, 2000

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

If you would like more information about the Janus Retirement Advantage(R), you can obtain a free copy of the Statement of Additional Information ("SAI") dated May 1, 2000. Please call us at 1-800-504-4440 or write us at: Western Reserve, Administrative Office - Annuity Department P.O. Box 9052, Clearwater, Florida 33758-9052. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.


PLEASE NOTE THAT THE CONTRACT AND THE JANUS PORTFOLIOS:
- ARE NOT BANK DEPOSITS
- ARE NOT FEDERALLY INSURED
- ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY
- ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL
- INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PREMIUM

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                DEFINITIONS OF SPECIAL TERMS....................    3
                SUMMARY.........................................    7
                ANNUITY CONTRACT FEE TABLE......................   14
                EXAMPLE.........................................   16
                 1. THE ANNUITY CONTRACT........................   18
                 2. ANNUITY PAYMENTS (THE INCOME PHASE).........   20
                     Annuity Payment Options Under the
                       Contract.................................   21
                     Fixed Annuity Payment Options..............   22
                     Variable Annuity Payment Options...........   23
                 3. PURCHASE....................................   25
                     Contract Issue Requirements................   25
                     Purchase Payments..........................   25
                     Initial Purchase Requirements..............   25
                     Additional Purchase Payments...............   26
                     Maximum Annual Purchase Payments...........   26
                     Allocation of Purchase Payments............   26
                     Right to Cancel Period.....................   27
                     Annuity Value..............................   27
                     Accumulation Units.........................   27
                 4. INVESTMENT CHOICES..........................   29
                     The Separate Account.......................   29
                     Janus Aspen Series.........................   29
                     The Fixed Account..........................   30
                     Transfers..................................   31
                     Systematic Exchanges.......................   32
                     Asset Rebalancing Program..................   33
                     Telephone Transactions.....................   34
                 5. EXPENSES....................................   35
                     Partial Withdrawals and Complete
                       Surrenders...............................   35
                     Mortality and Expense Risk Charge..........   35
                     Administrative Charge......................   35
                     Annual Contract Charge.....................   36
                     Transfer Charge............................   36
                     Premium Taxes..............................   36
                     Federal, State and Local Taxes.............   37
                     Portfolio Management Fees..................   37



                       Janus Retirement Advantage Variable Annuity prospectus  1

                 6. TAXES.......................................   38
                     Annuity Contracts in General...............   38
                     Qualified and Nonqualified Contracts.......   38
                     Partial Withdrawals and Complete Surrenders
                       - Nonqualified Contracts.................   39
                     Multiple Contracts.........................   40
                     Diversification and Distribution
                       Requirements.............................   41
                     Partial Withdrawals and Complete Surrenders
                       - Qualified Contracts....................   41
                     Taxation of Death Benefit Proceeds.........   42
                     Annuity Payments...........................   42
                     Transfers, Assignments or Exchanges of
                       Contracts................................   43
                     Possible Tax Law Changes...................   43
                 7. ACCESS TO YOUR MONEY........................   44
                     Partial Withdrawals and Complete
                       Surrenders...............................   44
                     Delay of Payment and Transfers.............   45
                     Systematic Partial Withdrawals.............   46
                 8. PERFORMANCE.................................   47
                 9. DEATH BENEFIT...............................   48
                     When We Pay a Death Benefit................   48
                     When We Do Not Pay a Death Benefit.........   49
                     Amount of Death Benefit During the
                       Accumulation Period......................   50
                     Alternate Payment Elections Before the
                       Maturity Date............................   50
                10. OTHER INFORMATION...........................   52
                     Ownership..................................   52
                     Annuitant..................................   52
                     Beneficiary................................   52
                     Assignment.................................   52
                     Western Reserve Life Assurance Co. of
                       Ohio.....................................   53
                     The Separate Account.......................   53
                     Voting Rights..............................   54
                     Distribution of the Contracts..............   55
                     Non-Participating Contract.................   55
                     Variations in Contract Provisions..........   55
                     IMSA.......................................   55
                     Legal Proceedings..........................   56
                     Financial Statements.......................   56
                TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
                  INFORMATION...................................   57
                APPENDIX A
                     Condensed Financial Information............   58
                APPENDIX B
                     Historical Performance Data................   62


 2 Janus Retirement Advantage Variable Annuity prospectus

DEFINITIONS OF SPECIAL TERMS
--------------------------------------------------------------------------------


accumulation period              The period between the Contract date and the
                                 maturity date while the Contract is in force.



accumulation unit value          An accounting unit of measure we use to
                                 calculate subaccount values during the
                                 accumulation period.



administrative office            Our administrative office and mailing address
                                 is P.O. Box 5068, Clearwater, Florida
                                 33758-5068. Our street address is 570 Carillon
                                 Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777.



age The issue age which is the annuitant's age on the birthday nearest the Contract date, plus the number of completed Contract years. When we use the term "age" in this prospectus, it has the same meaning as "attained age" in the Contract.



annuitant                        The person you named on the application (or
                                 later changed), to receive annuity payments.
                                 The annuitant may be changed as provided in the Contract's death benefit provisions and annuity provision.



annuity unit value               An accounting unit of measure we use to
                                 calculate annuity payments from certain
                                 subaccounts after the maturity date.


annuity value                    The sum of the separate account value and the
                                 fixed account value.


beneficiary(ies)                 The person(s) you elect to receive the death
                                 benefit proceeds under the Contract.



cash value                       The annuity value less any applicable premium
                                 taxes.


Code                             The Internal Revenue Code of 1986, as amended.


Contract date                    The later of the date on which the initial
                                 purchase payment is received or the date that the


                       Janus Retirement Advantage Variable Annuity prospectus  3
                                 properly completed application is received at Western Reserve's administrative office. We measure Contract years, Contract months and Contract anniversaries from the Contract date.



death report day                 The valuation date on which we have received
                                 both proof of annuitant's death and your beneficiary's election regarding payment.



fixed account                    An option to which you can direct your money
                                 under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.



fixed account value              During the accumulation period, your Contract's
                                 value in the fixed account.


in force Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.


maturity date                    The date on which the accumulation period ends
                                 and annuity payments begin. The latest maturity date is the annuitant's 90th birthday.



NYSE                             New York Stock Exchange.



nonqualified Contracts           Contracts issued other than in connection with
                                 retirement plans.



owner

  (you, your)                    The person(s) entitled to exercise all rights
                                 under the Contract. The annuitant is the owner unless the application states otherwise, or unless a change of ownership is made at a later time.

portfolio                        A separate investment portfolio of the Trust.

purchase payments                Amounts paid by an owner or on the owner's
                                 behalf to Western Reserve as consideration for

 4 Janus Retirement Advantage Variable Annuity prospectus
                                 the benefits provided by the Contract. When we use the term "purchase payment" in this prospectus, it has the same meaning as "net payment" in the Contract, which means the purchase payment less any applicable premium taxes.



qualified Contracts              Contracts issued in connection with retirement
                                 plans that qualify for special federal income tax treatment under the Code.



separate account                 WRL Series Annuity Account B, a separate
                                 account composed of several subaccounts
                                 established to receive and invest purchase payments not allocated to the fixed account.



separate account value           During the accumulation period, your Contract's
                                 value in the separate account, which equals the total value in each subaccount.



subaccount                       A subdivision of the separate account that
                                 invests exclusively in the shares of a
                                 specified portfolio and supports the Contracts.
                                 Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity option.


surrender                        The termination of a Contract at the option of
                                 the owner.

Trust                            Janus Aspen Series, an investment company
registered with the U.S. Securities and Exchange Commission.


valuation date/business
day Each day on which the NYSE is open for trading, except when a subaccount's corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE


                       Janus Retirement Advantage Variable Annuity prospectus  5
                                 is open. When we use the term "business day," it has the same meaning as valuation date.



valuation period                 The period of time over which we determine the
                                 change in the value of the subaccounts in order to price accumulation units and annuity units.
                                 Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m.
                                 Eastern time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.



Western Reserve


  (we, us, our)                  Western Reserve Life Assurance Co. of Ohio.


 6 Janus Retirement Advantage Variable Annuity prospectus

SUMMARY
--------------------------------------------------------------------------------


               THE SECTIONS IN THIS SUMMARY CORRESPOND TO SECTIONS IN THIS PROSPECTUS, WHICH DISCUSS THE TOPICS IN MORE DETAIL. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.


1. THE ANNUITY CONTRACT


               The Janus Retirement Advantage(R) is a flexible payment variable accumulation deferred annuity contract (the "Contract") offered by Western Reserve. It is a contract between you, as the owner, and Western Reserve, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.



               The Contract allows you to direct your money into any of the 14 subaccounts. Each subaccount invests exclusively in a single portfolio of the Janus Aspen Series (the "Trust"). The money you invest in the subaccounts will fluctuate daily based on the portfolio's investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.


               You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 4%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account.


               You can transfer money between any of the investment choices during the accumulation period, subject to certain limits on transfers from the fixed account.



               The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money


                       Janus Retirement Advantage Variable Annuity prospectus  7
               you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.


2. ANNUITY PAYMENTS (THE INCOME PHASE)


               The Contract allows you to receive income under one of five annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time. You cannot annuitize until your Contract's fifth anniversary.


3. PURCHASE

               You can buy this Contract with $2,500 or more under most circumstances. You can add as little as $100 at any time during the accumulation period.

4. INVESTMENT CHOICES


               You can invest your money in any of the 14 portfolios of the Trust by directing it to the corresponding subaccount. The portfolios are described in the prospectuses for the Trust. The portfolios now available to you under the Contract are:



               JANUS ASPEN SERIES



                Growth Portfolio              International Growth Portfolio
                Aggressive Growth Portfolio   Worldwide Growth Portfolio
                Capital Appreciation          Global Life Sciences Portfolio
                Portfolio                     Global Technology Portfolio
                Balanced Portfolio            Flexible Income Portfolio
                Equity Income Portfolio       High-Yield Portfolio
                Growth and Income Portfolio   Money Market Portfolio
                Strategic Value Portfolio


               Depending upon market conditions, you can make or lose money in any of these subaccounts. We reserve the right to offer other investment choices in the future.

 8 Janus Retirement Advantage Variable Annuity prospectus

               You can also allocate your purchase payments to the fixed account. The fixed account is not available in all states. Residents of New Jersey and Washington may not direct or transfer any money to the fixed account.



               TRANSFERS. You have the flexibility to transfer assets within your Contract. At any time during the accumulation period you may transfer amounts among the subaccounts and between the subaccounts and the fixed account. Certain restrictions apply.


5. EXPENSES

               We do not take any deductions from purchase payments at the time you buy the Contract. You invest the full amount of each purchase payment in one or more of the investment choices.


               During the accumulation period and the income phase, we deduct a daily mortality and expense risk charge of 0.50% and an administrative charge of 0.15% each year from the money you have invested in the subaccounts.



               During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary. We currently waive this charge if the annuity value of your Contract equals or exceeds $25,000 on the Contract anniversary when this charge is payable. Although the Contract permits us to assess this charge if you surrender your Contract, we currently waive this charge at surrender.


               We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year.


               We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your purchase payments, if you surrender the Contract or partially withdraw its value, or if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.


                       Janus Retirement Advantage Variable Annuity prospectus  9

               The portfolios deduct management fees and expenses from amounts you have invested in the portfolios. These charges currently range from 0.43% to 1.25% annually, depending on the portfolio. See the prospectuses for the Trust and the Annuity Contract Fee Table on page 14 of this prospectus.


6. TAXES


               The Contract's earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out during the accumulation period, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. The annuity payments you receive during the income phase are considered partly a return of your original investment so that part of each payment is not taxable as income until the "investment in the contract" has been fully recovered. Different tax consequences may apply for a Contract used in connection with a qualified retirement plan.



               Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity payment option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial withdrawal or complete surrender.


7. ACCESS TO YOUR MONEY


               You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial withdrawal if it reduces the cash value below $2,500. No withdrawals may be made from the fixed account without prior consent from us. Access to amounts held in qualified contracts may be restricted or prohibited. You may also have to pay federal income tax and a penalty tax on any money you take out. No withdrawal charges apply.


 10 Janus Retirement Advantage Variable Annuity prospectus

8. PERFORMANCE

               The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. We provide performance information in Appendix B and in the SAI. Past performance does not guarantee future results.

9. DEATH BENEFIT

               If you are both the owner and the annuitant and you die before the income phase begins, your beneficiary will receive a death benefit.

               If you name different persons as owner and annuitant, you can affect whether the death benefit is payable and who would receive it. Use care when naming owners, annuitants and beneficiaries.

               The death benefit will be the greater of:


               - the annuity value of your Contract on the death report day; or



               - the total purchase payments you make to the Contract, reduced by partial withdrawals.



               The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Fixed Annuity Payment Options and Variable Annuity Payment Options on pages 22 and 23 for a description of the annuity payment options. Please note that not all payment options provide for a death benefit.


10. OTHER INFORMATION


               RIGHT TO CANCEL PERIOD. You may return your Contract for a refund within 10 days after you receive it. In most states, the amount of the refund will generally be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s). We determine the value of the refund as of


                      Janus Retirement Advantage Variable Annuity prospectus  11 the date we receive the returned Contract at our administrative office. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days, and/or receive a different refund amount.



               WHO SHOULD PURCHASE THE CONTRACT? We have designed this Contract for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans and individual retirement accounts. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-sheltered growth.


               ADDITIONAL FEATURES. This Contract has additional features that might interest you. These include the following:

               - SYSTEMATIC PARTIAL WITHDRAWALS: You can arrange to have money automatically sent to you monthly, quarterly, semi-annually, or annually while your Contract is in the accumulation period. Amounts you receive may be included in your gross income, and, in certain circumstances, may be subject to penalty taxes.


               - SYSTEMATIC EXCHANGES: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the Money Market, Flexible Income, or the High-Yield subaccounts into your choice of subaccounts. This is also known as dollar cost averaging, a long-term investment method which provides for regular, level investments over time. Systematic exchanges do not guarantee a profit or protect against a loss if market prices decline.


 12 Janus Retirement Advantage Variable Annuity prospectus

               - ASSET REBALANCING: We will automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.



               - TELEPHONE TRANSACTIONS: You may make additional purchase payments, transfers, withdrawals and/or change the allocation of additional purchase payments by telephone.


               These features are not available in all states and may not be suitable for your particular situation.


               Certain states place restrictions on access to the fixed account, on the annuity payment options, on the death benefit calculation and on other features of the Contract. Consult your Contract form for details.


11. INQUIRIES

               If you need additional information, please contact us at:

               Western Reserve Life

               Administrative Office


               Attention: Annuity Department

               P.O. Box 9052
               Clearwater, FL 33758-9052
               1-800-504-4440

               www.janus.com


                      Janus Retirement Advantage Variable Annuity prospectus  13

ANNUITY CONTRACT FEE TABLE
--------------------------------------------------------------------------------


   ------------------------------------------------------------------------------------
                                                SEPARATE ACCOUNT ANNUAL EXPENSES
                                              (as a percentage of average separate
        OWNER TRANSACTION EXPENSES                       account value)
   ------------------------------------------------------------------------------------
   Sales Load On Purchase Payments......      Mortality and Expense Risk
   None                                       Charge(1).....................  0.50%
   Maximum Withdrawal Charge....... None      Administrative Charge(1)......  0.15%
   Transfer Charge.............$10 After                                      ----
   12 Per Contract Year                       TOTAL SEPARATE ACCOUNT  ANNUAL
                                              EXPENSES....................... 0.65%
   -------------------------------------
               OTHER EXPENSES
   -------------------------------------
   ANNUAL CONTRACT CHARGE*.......$30 Per
   Contract Year
   * We waive the annual Contract charge
     when the annuity value on the
     Contract anniversary is equal to or
     greater than $25,000.
   ------------------------------------------------------------------------------------



                                    PORTFOLIO ANNUAL EXPENSES(2)
                              (as a percentage of average net assets)
   ----------------------------------------------------------------------------------------------
                                                                                    Total Annual
                                                     Total Annual                     Portfolio
                                                      Portfolio                       Operating
    Janus Aspen Series    Management    Other     Operating Expenses     Total      Expenses with
        Portfolios           Fee       Expenses    Without Waivers      Waivers      Waivers(3)
   ----------------------------------------------------------------------------------------------
   Growth                    0.65%       0.02%           0.67%              N/A         0.67%
   Aggressive Growth         0.65%       0.02%           0.67%              N/A         0.67%
   Capital Appreciation      0.65%       0.04%           0.69%              N/A         0.69%
   Balanced                  0.65%       0.02%           0.67%              N/A         0.67%
   Equity Income             0.65%       0.63%           1.28%             0.03%        1.25%
   Growth and Income         0.65%       0.40%           1.05%              N/A         1.05%
   Strategic Value           0.65%       0.35%           1.00%              N/A         1.00%
   International Growth      0.65%       0.11%           0.76%              N/A         0.76%
   Worldwide Growth          0.65%       0.05%           0.70%              N/A         0.70%
   Global Life Sciences      0.65%       0.19%           0.84%              N/A         0.84%
   Global Technology         0.65%       0.13%           0.78%              N/A         0.78%
   Flexible Income           0.65%       0.07%           0.72%              N/A         0.72%
   High-Yield                0.75%       4.17%           4.92%             3.92%        1.00%
   Money Market              0.25%       0.18%           0.43%              N/A         0.43%
   --------------------------------------------------------------------------------------------------



(1) These charges apply to each subaccount. They do not apply to the fixed account. These charges apply during the accumulation period and the income phase.



(2) The fee table information relating to the Janus portfolios was provided to Western Reserve by the Trust. Western Reserve has not independently verified such information. Actual future expenses of the portfolios may be greater or less than those shown in the table.



(3) Expenses (except for Global Technology, Global Life Sciences and Strategic Value Portfolios) are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Growth, Aggressive Growth, Capital Appreciation, International


 14 Janus Retirement Advantage Variable Annuity prospectus

    Growth, Worldwide Growth, Balanced, Equity Income and Growth and Income Portfolios. Expenses for Global Technology, Global Life Sciences and Strategic Value Portfolios are based on the estimated expenses that those Portfolios expect to incur in their initial fiscal year. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.


                      Janus Retirement Advantage Variable Annuity prospectus  15

EXAMPLE
--------------------------------------------------------------------------------

               You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire $1,000 is invested in the subaccount listed.


               Because the Contract does not assess withdrawal charges, you will pay the same amount of expenses whether or not you surrender, annuitize, or remain invested in the Contract.



   -----------------------------------------------------------------------------------------
                                                    If You Surrender, Annuitize* or
                                                 Remain Invested in the Contract at the
                                                   End of the Applicable Time Period
   Subaccounts                                  1 Year    3 Years    5 Years    10 Years
   -------------------------------------------------------------------------------------
   Growth                                        $14        $43       $ 74        $163
   Aggressive Growth                             $14        $43       $ 74        $163
   Capital Appreciation                          $14        $44       $ 75        $166
   Balanced                                      $14        $43       $ 74        $163
   Equity Income                                 $20        $61       $105        $226
   Growth and Income                             $18        $55       $ 94        $205
   Strategic Value                               $17        $53       $ 92        $200
   International Growth                          $15        $46       $ 79        $173
   Worldwide Growth                              $14        $44       $ 76        $167
   Global Life Sciences                          $16        $48       $ 83        $182
   Global Technology                             $15        $46       $ 80        $176
   Flexible Income                               $14        $45       $ 77        $169
   High-Yield                                    $17        $53       $ 92        $200
   Money Market                                  $11        $36       $ 62        $136
   -----------------------------------------------------------------------------------------



* You cannot annuitize your Contract before your Contract's fifth anniversary.



               The fee table and example above will help you understand the costs of investing in the subaccounts. The fee table and example reflect the 1999 expenses (except as noted in the footnotes) of the portfolios of the Trust and the subaccount fees and charges without waivers or reductions but do not reflect premium taxes which may range up to 3.50%, depending on the jurisdiction.



               PLEASE REMEMBER THAT THE EXAMPLE IS AN ILLUSTRATION AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. SIMILARLY, YOUR RATE OF RETURN MAY BE MORE OR LESS THAN THE 5% ASSUMED RATE IN HE EXAMPLE.


 16 Janus Retirement Advantage Variable Annuity prospectus

               The example above assumes that no transfer charges have been assessed. In addition, the $30 annual Contract charge is reflected as a charge of 0.04% based on an average Contract size of $77,421.



               FINANCIAL INFORMATION. We have included in Appendix A a financial history of the accumulation unit values for the subaccounts.


                      Janus Retirement Advantage Variable Annuity prospectus  17

1.  THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

               This prospectus describes the Janus Retirement Advantage(R) Variable Annuity Contract offered by Western Reserve.


               An annuity is a contract between you, the owner, and an insurance company (in this case Western Reserve), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin after the maturity date. (See
               Section 2 on page 20.) Until the maturity date, your annuity is in the accumulation period and the earnings are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.



               The Contract is a flexible payment variable accumulation deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.



               It is a "flexible payment" Contract because after you purchase it, you can generally make additional investments of $100 or more at any time, until the maturity date. But you are not required to make any additional investments.



               The Contract is a "variable" annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your Contract, the amount of your annuity payments will also depend upon investment performance.



               The Contract also contains a fixed account. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 4% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.


 18 Janus Retirement Advantage Variable Annuity prospectus

               The fixed account is not available in all states. Residents of New Jersey and Washington may not direct or transfer any money to the fixed account.


                      Janus Retirement Advantage Variable Annuity prospectus  19

2. ANNUITY PAYMENTS (THE INCOME PHASE)
--------------------------------------------------------------------------------


               You choose the date when annuity payments start under the Contract. This is the maturity date. You can change this date by giving us 30 days written notice. The maturity date cannot be earlier than the end of the fifth Contract year. The maturity date cannot be later than the annuitant's 90(th) birthday. The maturity date may be earlier for qualified Contracts.


               ELECTION OF ANNUITY PAYMENT OPTION. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments. You cannot change the annuity payment option after the maturity date.


               If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per Contract year.



               Unless you specify otherwise, the annuitant named on the application will receive the annuity payments. You can change the annuitant or add a co-annuitant on the maturity date. If you do not choose an annuitant, we will consider you to be the annuitant.


               SUPPLEMENTAL CONTRACT. Once you annuitize and you have selected a fixed payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

 20 Janus Retirement Advantage Variable Annuity prospectus

               ANNUITY PAYMENT OPTIONS UNDER THE CONTRACT



               The Contract provides five annuity payment options that are described below. You may choose any annuity payment option under your Contract. You can choose to receive payments monthly, quarterly, semi-annually or annually.



               We will use your "annuity proceeds" to provide these payments. The "annuity proceeds" is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.



               FIXED ANNUITY INCOME PAYMENTS. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will depend on three things:


               - The amount of the annuity proceeds on the maturity date;


               - The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3%); and


               - The specific payment option you choose.


               VARIABLE ANNUITY INCOME PAYMENTS. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract's assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Contract's assumed investment return of 5% at all times, then the amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the amount of the variable annuity payments would increase.


                      Janus Retirement Advantage Variable Annuity prospectus  21

               But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the mortality and expense risk charge of 0.50% annually and the administrative charge of 0.15% annually) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.



               The annuity payment options are explained below. Some of the annuity payment options may not be available in all states. Options A, B, and C are fixed only. Options D and E are variable only.



               FIXED ANNUITY PAYMENT OPTIONS


               PAYMENT OPTION A - FIXED INSTALLMENTS: We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to Western Reserve.

               PAYMENT OPTION B - LIFE INCOME - FIXED PAYMENTS:

               - No Period Certain - We will make level payments only during the annuitant's lifetime; or


               - 10 Years Certain - We will make level payments for the longer of the annuitant's lifetime or 10 years; or


               - Guaranteed Return of Annuity Proceeds - We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.


               PAYMENT OPTION C - JOINT AND SURVIVOR LIFE INCOME - FIXED
               PAYMENTS: We will make level payments during the joint lifetime of the annuitant and a co-annuitant of your choice. Payments will be made as long as either person is living.


 22 Janus Retirement Advantage Variable Annuity prospectus

               VARIABLE ANNUITY PAYMENT OPTIONS



               PAYMENT OPTION D - VARIABLE LIFE INCOME: The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:


               - No Period Certain - We will make variable payments only during the annuitant's lifetime; or


               - 10 Years Certain - We will make variable payments for the longer of the annuitant's lifetime or 10 years.



               PAYMENT OPTION E - VARIABLE JOINT AND SURVIVOR LIFE INCOME: We will make variable payments during the joint lifetime of the annuitant and a co-annuitant of your choice. Payments will be made as long as either person is living.



               Other annuity payment options may be arranged by agreement with us.



               NOTE CAREFULLY: The death benefit payable after the maturity date will be affected by the annuity option you choose.


               IF:

               - you choose Life Income with No Period Certain or a Joint and
                 Survivor Life Income (fixed or variable); and


               - the annuitant(s), for example, dies before the due date of the second annuity payment;


               THEN:


               - we may make only one annuity payment and there will be no death benefit payable.


               IF:


               - you choose Fixed Installments, Life Income with 10 Years
                 Certain, Life Income with Guaranteed Return of Annuity Proceeds or Variable Life Income with 10 Years Certain; and


               - the person receiving payments dies prior to the end of the guaranteed period;

                      Janus Retirement Advantage Variable Annuity prospectus  23

               THEN:

               - the remaining guaranteed payments will be continued to that person's beneficiary, or their value (determined at the date of death) may be paid in a single sum.


               We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant's address of record. The annuitant is responsible to keep Western Reserve informed of the annuitant's current address of record.


 24 Janus Retirement Advantage Variable Annuity prospectus

3. PURCHASE
--------------------------------------------------------------------------------

               CONTRACT ISSUE REQUIREMENTS

               Western Reserve will issue a Contract IF:

               - we receive the information we need to issue the Contract;

               - we receive a minimum initial purchase payment; and


               - you are age 85 or younger.


               PURCHASE PAYMENTS


               You should make checks or drafts for purchase payments payable only to "Western Reserve" and send them to our administrative office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.


               INITIAL PURCHASE REQUIREMENTS


               The initial purchase payment for most Contracts must be at least $2,500. We will credit your initial purchase payment to your Contract within two business days after the day we receive it at our administrative office and your complete Contract information. If we are unable to credit your initial purchase payment, we will contact you within five business days and explain why. We will also return your initial purchase payment at that time unless you tell us to keep it. We will credit it as soon as we receive all necessary application information.



               The date on which we credit your initial purchase payment to your Contract is the Contract date. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.



               If you wish to make purchase payments by bank wire, please instruct your bank to wire federal funds to us. Please contact us at 1-800-504-4440 for complete wire instructions.


               We may reject any application or purchase payments for any reason permitted by law.

                      Janus Retirement Advantage Variable Annuity prospectus  25

               ADDITIONAL PURCHASE PAYMENTS


               You are not required to make any additional purchase payments. However, you can make additional purchase payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept purchase payments by bank wire or check. Additional purchase payments must be at least $100 ($1,000 if by wire). We will credit any additional purchase payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our administrative office. Our business day closes at 4:00 p.m. Eastern Time. If we receive your purchase payments after the close of our business day, we will calculate and credit them as of the close of the next business day.


               MAXIMUM ANNUAL PURCHASE PAYMENTS

               We allow purchase payments up to a total of $1,000,000 per Contract year without prior approval.

               ALLOCATION OF PURCHASE PAYMENTS


               On the Contract date, we will allocate your purchase payment to the investment choices you selected on your application. Your allocation must be in whole percentages and must total 100%. We may in the future require that you allocate at least 10% of each payment to any particular investment choice. We will allocate additional purchase payments as you selected on your application, unless you request a different allocation.



               You may change allocations for future additional purchase payments by writing or telephoning the administrative office, subject to the limitations described below under Telephone Transactions on page 34. The allocation change will apply to purchase payments received after the date we receive the change request.


 26 Janus Retirement Advantage Variable Annuity prospectus

               YOU SHOULD REVIEW PERIODICALLY HOW YOUR PAYMENTS ARE DIVIDED AMONG THE SUBACCOUNTS BECAUSE MARKET CONDITIONS AND YOUR OVERALL FINANCIAL OBJECTIVES MAY CHANGE.



               RIGHT TO CANCEL PERIOD



               You may return your Contract for a refund within 10 days after you receive it. In most states, the amount of the refund will generally be the total purchase payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original purchase payment(s). We determine the value of the refund as of the date we receive the returned Contract at our administrative office. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days, and/or receive a different refund amount.


               ANNUITY VALUE


               You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each business day and ends at the close of business on the next succeeding valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 P.M. Eastern time. We observe the same holidays as the NYSE.


               ACCUMULATION UNITS


               We measure the value of your Contract during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we


                      Janus Retirement Advantage Variable Annuity prospectus  27 credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount's accumulation unit value as of the end of that valuation date. If you withdraw or transfer out of a subaccount, or if we assess a transfer or annual Contract charge, we subtract accumulation units from the subaccounts using the same method.



               Each subaccount's accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new value reflects the investment performance of the underlying portfolio and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.


 28 Janus Retirement Advantage Variable Annuity prospectus

4. INVESTMENT CHOICES
--------------------------------------------------------------------------------

               THE SEPARATE ACCOUNT


               The separate account currently consists of 14 subaccounts.


               JANUS ASPEN SERIES

               Each subaccount invests exclusively in one portfolio of the Trust. Janus Capital serves as the investment adviser to each portfolio. The portfolios are listed below.


               Growth Portfolio


               Aggressive Growth Portfolio


               Capital Appreciation Portfolio


               Balanced Portfolio


               Equity Income Portfolio


               Growth and Income Portfolio


               Strategic Value Portfolio


               International Growth Portfolio


               Worldwide Growth Portfolio


               Global Life Sciences Portfolio


               Global Technology Portfolio


               Flexible Income Portfolio


               High-Yield Portfolio


               Money Market Portfolio



               The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds would be similar to those of the portfolios offered by this prospectus.



               THERE IS NO ASSURANCE THAT A PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE(S). MORE DETAILED INFORMATION, INCLUDING AN EXPLANATION OF EACH PORTFOLIO'S INVESTMENT OBJECTIVE, MAY BE FOUND IN THE TRUST'S CURRENT PROSPECTUSES, WHICH ARE ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE PROSPECTUSES FOR THE TRUST CAREFULLY BEFORE YOU INVEST.


                      Janus Retirement Advantage Variable Annuity prospectus  29

               THE FIXED ACCOUNT


               Purchase payments you allocate to and amounts you transfer to the fixed account become part of the general account of Western Reserve. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or 1940 Act. Western Reserve has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relate to the fixed account.



               We guarantee that the interest credited to the fixed account will not be less than 4% per year. We have no formula for determining fixed account interest rates. We establish the interest rate, at our sole discretion, for each purchase payment or transfer into the fixed account. Rates are guaranteed for at least one year.



               If you select the fixed account, your money will be placed with the other general assets of Western Reserve. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase. You may not transfer money between the fixed account and the subaccounts during the income phase.



               When you request a transfer or partial withdrawal from the fixed account, we will account for it on a first-in, first-out ("FIFO") basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may not make partial withdrawals from the fixed account unless we consent.


 30 Janus Retirement Advantage Variable Annuity prospectus

               The fixed account is not available in all states. Residents of New Jersey and Washington may not direct or transfer any money to the fixed account.



               TRANSFERS



               During the accumulation period, you may make transfers from any subaccount as often as you wish. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program. We may also limit "substantive" transfers as discussed below.



               Transfers from the fixed account are allowed once each Contract year. We must receive written notice within 30 days after a Contract anniversary. The amount that may be transferred is the greater of: (1) 25% of the dollar amount in the fixed account, or
               (2) the amount you transferred out of the fixed account in the previous Contract year.



               During the income phase of your Contract, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to one per Contract year.



               The fixed account is not available in all states. Residents of New Jersey and Washington may not transfer any of their Contract value to the fixed account.



               Transfers may be made by telephone, subject to limitations described below under Telephone Transactions on page 34.


               If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. Currently, there is no charge for transfers from the fixed account.

                      Janus Retirement Advantage Variable Annuity prospectus  31

               Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, or faxed request at our administrative office, provided we receive your request before the close of our business day (usually 4:00 p.m. Eastern Time). If we receive your request at our administrative office after the close of our business day, we will process the transfer request using the accumulation unit value for the next business day.



               The Contract's transfer privilege is not intended to afford Contract owners a way to speculate on short-term movements in the market. Excessive use of the transfer privilege can potentially disrupt the management of the portfolios and increase transaction costs. Accordingly, we have established a policy of limiting excessive transfer activity. We will limit transfer activity to two substantive transfers (at least 30 days apart) from each portfolio, except from the Money Market Portfolio during any 12-month period. We interpret "substantive" to mean either a dollar amount large enough to have a negative impact on a portfolio's operations, or a series of movements between portfolios. We will not limit non-substantive transfers.



               We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.


               SYSTEMATIC EXCHANGES


               Systematic exchanges allows you to transfer systematically a specific amount each month from the fixed account, the Money Market subaccount, the Flexible Income subaccount, the High-Yield subaccount, or any combination of these accounts to a different subaccount. You may specify the dollar amount to be transferred monthly; however, you must transfer a total of $100 monthly. To qualify, a minimum of $2,500 must be in each subaccount from which we make the transfer. There is no charge for this program. These transfers do count towards the 12 free transfers allowed during each Contract year.


 32 Janus Retirement Advantage Variable Annuity prospectus

               If you make systematic exchanges from the fixed account, each month you may transfer no more than 1/10th of the dollar amount in the fixed account on the date you start systematic exchanges.



               By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high. Systematic exchanges do not guarantee a profit and it does not protect you from loss if market prices decline.



               We reserve the right to discontinue offering systematic exchanges 30 days after we send notice to you. Systematic exchanges are not available if you have elected the asset rebalancing program or if you elect to participate in any asset allocation service provided by a third party.


               ASSET REBALANCING PROGRAM


               During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time free of charge. However, we will not rebalance if you are in systematic exchanges, you elect to participate in any asset allocation service provided by a third party, or if you request any other transfer. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.


               To qualify for asset rebalancing, a minimum annuity value of $2,500 for an existing Contract, or a minimum initial purchase payment of $2,500 for a new Contract is required. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.


               There is no charge for this program. Each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.


               We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

                      Janus Retirement Advantage Variable Annuity prospectus  33

               TELEPHONE TRANSACTIONS


               You may make additional purchase payments, request transfers and change the allocation of additional purchase payments by telephone


               IF:

               - you complete the appropriate form; or

               - you later request telephone transfers in writing.

               When you make an additional purchase by telephone, we will automatically debit your predesignated bank account for the requested amount. Call 1-800-504-4440 to request the proper form to be completed.

               To make telephone transfers, call 1-800-504-4440. You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine.

               Telephone requests must be received before 4:00 P.M. Eastern time to assure same-day pricing of the transaction. We may discontinue this option at any time.

 34 Janus Retirement Advantage Variable Annuity prospectus

5. EXPENSES
--------------------------------------------------------------------------------


               There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period.



               PARTIAL WITHDRAWALS AND COMPLETE SURRENDERS



               During the accumulation period, you can withdraw part or all of the cash value. We will not deduct any withdrawal charges. Cash value is the annuity value less premium taxes.


               MORTALITY AND EXPENSE RISK CHARGE


               We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 0.50% of the average daily net assets that you have invested in each subaccount. This charge is deducted daily from the subaccounts during both the accumulation period and the income phase.



               If this charge does not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if the charge covers more than actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.


               ADMINISTRATIVE CHARGE


               We deduct an annual administrative charge to cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.15% per year of the daily net assets that you have invested in each subaccount. This charge is deducted from the subaccounts during both the accumulation period and the income phase. This charge is guaranteed not to be increased.


                      Janus Retirement Advantage Variable Annuity prospectus  35

               ANNUAL CONTRACT CHARGE


               We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct the charge to cover our costs of administering the Contract. We currently waive this charge if the annuity value of your Contract equals or exceeds $25,000 on the Contract anniversary when this charge is payable. Although the Contract permits us to assess this charge if you surrender your Contract, we currently waive this charge on surrender. We reserve the right to modify this waiver upon 30 days written notice to you.



               TRANSFER CHARGE



               You are allowed to make 12 free transfers per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Systematic exchange transfers and asset rebalancing are considered transfers. All transfer requests made on the same day are treated as a single request. We deduct the charge to compensate us for the cost of processing the transfer.



               PREMIUM TAXES



               Some states assess premium taxes on the purchase payments you make. A premium tax is a regulatory tax that some states assess on the purchase payments made into a contract. If we should have to pay any premium tax, we may deduct the tax from each purchase payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:



               - you elect to begin receiving annuity payments;



               - you surrender the Contract;


 36 Janus Retirement Advantage Variable Annuity prospectus

               - you request a partial withdrawal; or



               - a death benefit is paid.



               As of the date of this prospectus, the following states assess a premium tax on all initial and subsequent purchase payments:



            State                     Qualified Contracts    Nonqualified Contracts
            -----                     -------------------    ----------------------
            South Dakota                     0.00%                   1.25%
            Wyoming                          0.00%                   1.00%



               As of the date of this prospectus, the following states assess a premium tax against the accumulation unit value if you choose an annuity payment option instead of receiving a lump sum distribution:



            State                   Qualified Contracts    Nonqualified Contracts
            -----                   -------------------    ----------------------
            California                     0.50%                   2.35%
            Kentucky                       2.00%                   2.00%
            Maine                          0.00%                   2.00%
            Nevada                         0.00%                   3.50%
            West Virginia                  1.00%                   1.00%


               FEDERAL, STATE AND LOCAL TAXES


               We may in the future deduct charges from the Contract for any taxes we incur because of the Contract. However, no deductions are being made at the present time.


               PORTFOLIO MANAGEMENT FEES


               The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios of the Trust. A description of these fees and expenses is found in the Annuity Contract Fee Table section on page 14 of this prospectus and in the Trust prospectuses.


                      Janus Retirement Advantage Variable Annuity prospectus  37

6. TAXES
--------------------------------------------------------------------------------


               NOTE: WESTERN RESERVE HAS PREPARED THE FOLLOWING INFORMATION ON FEDERAL INCOME TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR ABOUT YOUR OWN CIRCUMSTANCES. WE BELIEVE THAT THE CONTRACT QUALIFIES AS AN ANNUITY CONTRACT FOR FEDERAL INCOME TAX PURPOSES AND THE FOLLOWING DISCUSSIONS ASSUMES IT SO QUALIFIES. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE SAI.


               ANNUITY CONTRACTS IN GENERAL


               Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Code for annuities.



               Simply stated, these rules provide that you will not be taxed on the earnings, if any, on the money held in your annuity Contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract - qualified or nonqualified (discussed below).



               You will generally not be taxed on increases in the value of your Contract until a distribution occurs - either as a partial withdrawal, complete surrender or as annuity payments.



               When a non-natural person (e.g., corporations or certain other entities other than tax-qualified trusts) owns a nonqualified Contract, the Contract will generally not be treated as an annuity for tax purposes.



               QUALIFIED AND NONQUALIFIED CONTRACTS



               If you purchase the Contract under an individual retirement annuity, your Contract is referred to as a qualified Contract.



               If you purchase the Contract as an individual and not under a qualified Contract, your Contract is referred to as a nonqualified Contract.


 38 Janus Retirement Advantage Variable Annuity prospectus

               Because variable annuity contracts provide federal tax deferral whether purchased as a qualified Contract or nonqualified Contract, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a qualified Contract.



               A qualified Contract may be used in connection with an:


               - INDIVIDUAL RETIREMENT ANNUITY (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the Contract. A Roth IRA also allows individuals to make contributions to the Contract, but it does not allow a deduction for contributions. Roth IRA distributions may be tax-free if the owner meets certain rules.


               There are limits on the amount of annual contributions you can make to these plans. Other restrictions may apply. The terms of the plan may limit your rights under a qualified Contract. You should consult your legal counsel or tax advisor if you are considering purchasing a Contract for use with any retirement plan. We have provided more detailed information on IRAs and the tax consequences associated with them in the SAI.



               PARTIAL WITHDRAWALS AND COMPLETE SURRENDERS - NONQUALIFIED CONTRACTS



               In general, if you make a withdrawal (partial or systematic) from your Contract, the Code treats that withdrawal as first coming from earnings and then from your purchase payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. When you make a complete surrender you are generally taxed on the amount that your surrender proceeds exceed your total purchase payments. Pledges and assignments are taxed in the same manner as partial withdrawals and complete surrenders. Different rules apply for annuity payments.



               In the event of a partial withdrawal or systematic partial withdrawal from, or complete surrender of, a nonqualified


                      Janus Retirement Advantage Variable Annuity prospectus  39

               Contract, we will withhold for tax purposes the minimum amount required by law, unless the owner affirmatively elects, before payments begin, to have either nothing withheld or a different amount withheld.



               The Code also provides that withdrawn earnings may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty. They include any amounts:



               - paid on or after the taxpayer reaches age 59 1/2;



               - paid after the owner dies;



               - paid if the taxpayer becomes totally disabled (as that term is defined in the Code);


               - paid in a series of substantially equal payments made annually
                 (or more frequently) under a lifetime annuity;

               - paid under an immediate annuity; or

               - which come from purchase payments made prior to August 14,
                 1982.


               MULTIPLE CONTRACTS



               All nonqualified, deferred annuity contracts entered into after October 21, 1988 that we issue (or our affiliates issue) to the same owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. You should consult a competent tax advisor before purchasing more than one Contract or other annuity contracts.


 40 Janus Retirement Advantage Variable Annuity prospectus

               DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS



               The Code provides that the underlying investments for a nonqualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Qualified and nonqualified Contracts must meet certain distribution requirements upon an owner's death in order to be treated as an annuity contract. A qualified Contract (except a Roth IRA) must also meet certain distribution requirements during the owner's life. These diversification and distribution requirements are discussed in the SAI. Western Reserve may modify the Contract to attempt to maintain favorable tax treatment.



               PARTIAL WITHDRAWALS AND COMPLETE SURRENDERS - QUALIFIED CONTRACTS



               The above information describing the taxation of nonqualified Contracts does not apply to qualified Contracts. There are special rules that govern qualified Contracts, including rules restricting when amounts can be paid from the Contracts and providing that a penalty tax may be assessed on amounts distributed from the Contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. We have provided more information in the SAI.



               In the case of a partial withdrawal, systematic partial withdrawal, or complete surrender distributed to a participant or beneficiary under a qualified Contract (other than a Roth IRA as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total annuity value. The "investment in the contract" generally equals the portion, if any, of any purchase payments paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero.



               Pledges and assignments of qualified Contracts are taxed in the same manner as withdrawals from such Contracts.


                      Janus Retirement Advantage Variable Annuity prospectus  41

               TAXATION OF DEATH BENEFIT PROCEEDS


               We may distribute amounts from the Contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:


               - if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or

               - if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.


               For these purposes, the "investment in the contract" is not affected by the owner's or annuitant's death. That is, the "investment in the contract" remains generally the total purchase payments, less amounts received which were not includable in gross income.


               ANNUITY PAYMENTS


               Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified Contracts (other than a Roth IRA, as to which there are special rules), only a portion of the annuity payments you receive will be includable in your gross income.



               The excludable portion of each annuity payment you receive generally will be determined as follows:


               - Fixed payments - by dividing the "investment in the contract"
                 on the maturity date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

               - Variable payments - by dividing the "investment in the
                 contract" on the maturity date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.


               The remainder of each annuity payment is includable in gross income. Once the "investment in the contract" has been fully


 42 Janus Retirement Advantage Variable Annuity prospectus
               recovered, the full amount of any additional annuity payments is includable in gross income.



               If we permit you to select more than one annuity payment option, special rules govern the allocation of the Contract's entire "investment in the contract" to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax advisor as to the potential tax effects of allocating amounts to any particular annuity payment option.


               If, after the maturity date, annuity payments stop because of an annuitant's death, the excess (if any) of the "investment in the contract" as of the maturity date over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last tax return.

               TRANSFERS, ASSIGNMENTS OR EXCHANGES OF CONTRACTS

               If you transfer your ownership or assign a Contract, designate an annuitant or other beneficiary who is not also the owner, select certain maturity dates, or change annuitants, you may trigger certain income or gift tax consequences that are beyond the scope of this discussion. If you contemplate any such transfer, assignment, selection, or change, you should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

               POSSIBLE TAX LAW CHANGES


               Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Contract.


                      Janus Retirement Advantage Variable Annuity prospectus  43

7. ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------


               PARTIAL WITHDRAWALS AND COMPLETE SURRENDERS


               You can have access to the money in your Contract in several ways:


               - by making a withdrawal (either a partial withdrawal or complete surrender); or


               - by taking annuity payments.


               If you want to surrender your Contract completely, you will receive cash value, which equals the annuity value of your Contract minus any premium taxes.



               The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for partial withdrawal or complete surrender at our administrative office, unless you specify a later date in your request.



               No partial withdrawal is permitted if the withdrawal would reduce the cash value below $2,500. You may not make partial withdrawals from the fixed account unless we consent. Unless you tell us otherwise, we will take the withdrawal from each of the investment choices in proportion to the cash value.



               Remember that any withdrawal you make will reduce the annuity value and might reduce the amount of the death benefit. See
               Section 9, Death Benefit, and the SAI for more details.



               Income taxes, federal tax penalties and certain restrictions may apply to any partial withdrawals or any complete surrender you make.



               We must receive a properly completed surrender request which must contain your original signature. If you live in a community property state, your spouse must also sign the surrender request. We will accept telephone requests for partial withdrawals as long as the withdrawal proceeds are being sent to the address of record. The maximum withdrawal amount you may request by telephone is $50,000.


 44 Janus Retirement Advantage Variable Annuity prospectus

               When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $15 for a wire transfer and $20 for an overnight delivery ($30 for Saturday delivery).


               For your protection, we will require a signature guarantee for:

               - all requests for partial withdrawals or surrenders over
                 $500,000; or

               - where the partial withdrawal or surrender proceeds will be sent to an address other than the address of record.

               All signature guarantees must be made by:

               - a national or state bank;

               - a member firm of a national stock exchange; or

               - any institution that is an eligible guarantor under SEC rules and regulations.


               Notarization is not an acceptable form of signature guarantee.



               If the Contract's owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any withdrawal. For more information, call us at 1-800-504-4440.


               DELAY OF PAYMENT AND TRANSFERS


               Payment of any amount due from the separate account for a partial withdrawal, a complete surrender, a death benefit, or the death of the owner of a nonqualified Contract, will generally occur within seven business days from the date all required information is received by us. We may be permitted to defer such payment from the separate account if:



               - the NYSE is closed for other than usual weekends or holidays or trading on the NYSE is otherwise restricted; or


                      Janus Retirement Advantage Variable Annuity prospectus  45

               - an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

               - the SEC permits a delay for the protection of owners.

               In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.


               Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial withdrawals and complete surrenders from the fixed account for up to six months.


               SYSTEMATIC PARTIAL WITHDRAWALS


               You can elect to receive regular payments from your Contract by using systematic partial withdrawals. Payments are made monthly, quarterly, semi-annually or annually, in equal payments of at least $200 ($50 if by direct deposit)..



               Your initial purchase payment, if a new Contract, or your cash value, if an existing Contract, must equal at least $2,500. We will not process a systematic partial withdrawal if the cash value for the entire Contract would be reduced below $25,000. No systematic partial withdrawals are permitted from the fixed account.



               You may stop systematic partial withdrawals at any time, but we must receive written notice at least 30 days prior to the date systematic partial withdrawals are to be discontinued. We reserve the right to discontinue offering systematic partial withdrawals 30 days after we send you written notice.



               Income taxes, federal tax penalties and other restrictions may apply to any systematic partial withdrawal you receive.


 46 Janus Retirement Advantage Variable Annuity prospectus

8. PERFORMANCE
--------------------------------------------------------------------------------


               We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of performance.



               First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense charge, the administrative charge, and the annual Contract charge. These figures are based on the actual historical performance investing in the underlying portfolios of the subaccounts since their inception, adjusted to reflect current Contract charges.



               Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.


               Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.


               Fourth, we may include in our advertising and sales materials, tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.


               Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

                      Janus Retirement Advantage Variable Annuity prospectus  47

9. DEATH BENEFIT
--------------------------------------------------------------------------------


               We will pay a death benefit to your beneficiary, under certain circumstances, if you are both the owner and the annuitant and you die during the accumulation period. (If you are not the annuitant, a death benefit may or may not be paid. See below.) The beneficiary may choose an annuity payment option, or may choose to receive a lump sum.



               WHEN WE PAY A DEATH BENEFIT


               BEFORE THE MATURITY DATE


               We will pay a death benefit to your beneficiary IF:


               - you are both the annuitant and the owner of the Contract; and

               - you die before the maturity date.

               If the only beneficiary is your surviving spouse, then he or she may elect to continue the Contract as the new annuitant and owner, instead of receiving the death benefit.


               Federally prescribed mandatory distribution requirements apply to the annuity value upon the death of any owner or annuitant. These restrictions are detailed in the SAI.


               AFTER THE MATURITY DATE


               The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Fixed Annuity Payment Options and Variable Annuity Payment Options on pages 22 and 23 for a description of the annuity payment options. Please note that not all payment options provide for a death benefit.


               IF:

               - you are not the annuitant; and

               - you die on or after the maturity date; and

               - the entire interest in the Contract has not been paid to you;

 48 Janus Retirement Advantage Variable Annuity prospectus

               THEN:

               - any remaining value in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death.


               WHEN WE DO NOT PAY A DEATH BENEFIT


               NO DEATH BENEFIT IS PAID IN THE FOLLOWING CASES:

               IF:

               - you are not the annuitant; and

               - the annuitant dies prior to the maturity date;

               THEN:

               - you will become the new annuitant and the Contract will
                 continue.

               IF:

               - you are not the annuitant; and

               - an owner dies prior to the maturity date;

               THEN:


               - if the successor owner is alive and is the owner's spouse, that person becomes the new owner and the Contract will continue;



               - if the successor owner is alive and is not the owner's spouse, the successor owner will become the new owner. This new owner generally must surrender the Contract for the cash value within five years of the former owner's death; or



               - if the owner does not name a successor owner or no successor owner is alive, the owner's estate will become the new owner and cash value must generally be distributed within 5 years of the former owner's death.



               NOTE CAREFULLY. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of


                      Janus Retirement Advantage Variable Annuity prospectus  49 a trust or other instrument, unless Western Reserve receives written notice of the trust as a successor owner signed prior to the owner's death, that trust may not exercise ownership rights to the Contract. It may be necessary to open a probate estate in order to exercise ownership rights to the Contract if no contingent owner is named in a written notice received by Western Reserve.



               AMOUNT OF DEATH BENEFIT DURING THE ACCUMULATION PERIOD



               Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments, but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.



               If the annuitant dies during the accumulation period and if a death benefit is payable, the death benefit will be the greater of:



               - the annuity value of your Contract on the death report day; or



               - the total purchase payments you make to the Contract, reduced by partial withdrawals.



               ALTERNATE PAYMENT ELECTIONS BEFORE THE MATURITY DATE


               The beneficiary may elect to receive the death benefit in a lump sum payment, or (if not your surviving spouse) to receive payment:


               1. within 5 years of the date of the annuitant's death;


               2. over a specific number of years, not to exceed the
                  beneficiary's life expectancy, with payments starting within one year of the annuitant's death; or

               3. under a life annuity payout option, with payments starting within one year of the annuitant's death.


               Multiple beneficiaries may choose individually among any of the three options.


               If the beneficiary chooses 1 or 2 above, this Contract remains in effect and remains in the accumulation period until it terminates

 50 Janus Retirement Advantage Variable Annuity prospectus
               at the end of the elected period. The death benefit becomes the new annuity value. If the beneficiary chooses 3 above, the Contract remains in effect, but moves into the annuity phase with the beneficiary receiving payments under a life annuity payout option. Special restrictions apply to option 1 above. See the SAI for more details.

                      Janus Retirement Advantage Variable Annuity prospectus  51

10. OTHER INFORMATION
--------------------------------------------------------------------------------

               OWNERSHIP


               You, as owner of the Contract, exercise all rights under the Contract, including the right to transfer of ownership (subject to any assignee or irrevocable beneficiary's consent). You can change the owner at any time by notifying us in writing. An ownership change may be a taxable event.



               ANNUITANT



               The annuitant is the person named in the application to receive annuity payments. If no person is named, the owner will be the annuitant. As of the maturity date, and upon our agreement, the owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a co-annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.



               BENEFICIARY



               The beneficiary is the person who receives the death benefit upon the death of the annuitant when the owner is the annuitant. You may change the beneficiary during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our administrative office and, if accepted, will be effective as of the date on which the request was signed by the owner. Prior to the maturity date, if no owner or beneficiary survives the annuitant, the owner's estate will be the beneficiary. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.


               ASSIGNMENT


               You can also assign the Contract any time prior to the maturity date. Western Reserve will not be bound by the assignment until we receive written notice of the assignment. Western Reserve will


 52 Janus Retirement Advantage Variable Annuity prospectus
               not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified Contract and such assignments may be subject to tax penalties and taxed as distributions under the Code.


               WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


               Western Reserve was incorporated under the laws of Ohio on October 1, 1957. It is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company which is wholly-owned indirectly by AEGON USA, Inc. ("AEGON USA"), which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Western Reserve is licensed in the District of Columbia, Guam, Puerto Rico and in all states except New York.


               THE SEPARATE ACCOUNT


               Western Reserve established a separate account, called the WRL Series Annuity Account B, under the laws of the State of Ohio on May 24, 1993. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund portfolio. Currently, there are 14 subaccounts offered through this Contract. Western Reserve may add, delete or substitute subaccounts or investments held by the subaccounts, and we reserve the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by Western Reserve.


                      Janus Retirement Advantage Variable Annuity prospectus  53

               The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the Contracts of the separate account or Western Reserve.

               The assets of the separate account are held in Western Reserve's name on behalf of the separate account and belong to Western Reserve. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business Western Reserve may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.


               Information about the separate account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (www.sec.gov) that contains other information regarding the separate account.


               VOTING RIGHTS

               Western Reserve will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio. More information on voting rights is provided in the SAI.

 54 Janus Retirement Advantage Variable Annuity prospectus

               DISTRIBUTION OF THE CONTRACTS



               AFSG Securities Corporation ("AFSG") is the principal underwriter of the Contracts. Like Western Reserve, it is an indirect wholly-owned subsidiary of AEGON USA. It is located at 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. AFSG is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc.


               There are no sales commissions payable upon the sale of Contracts. The offering of Contracts will be made on a continuous basis.


               NON-PARTICIPATING CONTRACT


               The Contract does not participate or share in the profits or surplus earnings of Western Reserve. No dividends are payable on the Contract.

               VARIATIONS IN CONTRACT PROVISIONS

               Certain provisions of the Contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your Contract for variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.


               The fixed account is not available in all states. Residents of New Jersey and Washington may not direct or transfer any money to the fixed account.



               IMSA



               We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a


                      Janus Retirement Advantage Variable Annuity prospectus  55 member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

               LEGAL PROCEEDINGS


               Western Reserve, like other life insurance companies, is involved in lawsuits. We are not aware of any class lawsuits naming us as a defendant or involving the separate account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, We believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account, AFSG, or Western Reserve.


               FINANCIAL STATEMENTS


               The financial statements of Western Reserve and the separate account are included in the SAI.


 56 Janus Retirement Advantage Variable Annuity prospectus

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

               Definitions of Special Terms
               The Contract - General Provisions

               Certain Federal Income Tax Consequences

               Investment Experience
               Historical Performance Data
               Published Ratings
               Administration
               Records and Reports
               Distribution of the Contracts
               Other Products
               Custody of Assets
               Legal Matters
               Independent Accountants
               Other Information
               Financial Statements


               Inquiries and requests for an SAI should be directed to:


               Western Reserve Life

               Administrative Office

               Attention: Annuity Department
               P.O. Box 9052
               Clearwater, Florida 33758-9052
               1-800-504-4440

                      Janus Retirement Advantage Variable Annuity prospectus  57

APPENDIX A
--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION


   ---------------------------------------------------------------------------------------------
                                         GROWTH SUBACCOUNT
   ---------------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    End of Period
   -----------------------------------------------------------------------------------------
   9/13/93(1)-12/31/93                      $10.000             $10.350             100.000
   12/31/94                                 $10.350             $10.547         451,117.958
   12/31/95                                 $10.547             $13.613         743,809.909
   12/31/96                                 $13.613             $16.010       1,042,859.684
   12/31/97                                 $16.010             $19.524       1,514,530.379
   12/31/98                                 $19.524             $26.315       1,652,701.845
   12/31/99                                 $26.315             $37.644       2,014,953.327
   ---------------------------------------------------------------------------------------------



   ---------------------------------------------------------------------------------------------
                                   AGGRESSIVE GROWTH SUBACCOUNT
   ---------------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    End of Period
   -----------------------------------------------------------------------------------------
   9/13/93(1)-12/31/93                      $10.000             $11.805             100.000
   12/31/94                                 $11.805             $13.617         354,557.639
   12/31/95                                 $13.617             $17.213         678,636.237
   12/31/96                                 $17.213             $18.449       1,020,107.090
   12/31/97                                 $18.449             $20.651         984,381.141
   12/31/98                                 $20.651             $27.546         883,037.839
   12/31/99                                 $27.546             $61.688       1,646,464.597
   ---------------------------------------------------------------------------------------------



   ---------------------------------------------------------------------------------------------
                                  CAPITAL APPRECIATION SUBACCOUNT
   ---------------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    End of Period
   -----------------------------------------------------------------------------------------
   5/1/97(1)-12/31/97                       $10.000             $12.605         209,216.685
   12/31/98                                 $12.605             $19.801         714,666.508
   12/31/99                                 $19.801             $32,853       1,511,875.364
   ---------------------------------------------------------------------------------------------


 58 Janus Retirement Advantage Variable Annuity prospectus

   ---------------------------------------------------------------------------------------------
                                        BALANCED SUBACCOUNT
   ---------------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    End of Period
   -----------------------------------------------------------------------------------------
   9/13/93(1)-12/31/93                      $10.000             $10.720             100.000
   12/31/94                                 $10.720             $10.720         201,716.082
   12/31/95                                 $10.720             $13.264         247,488.141
   12/31/96                                 $13.264             $15.301         348,749.461
   12/31/97                                 $15.301             $18.562         608,080.467
   12/31/98                                 $18.562             $24.764         733,116.706
   12/31/99                                 $24.764             $31.187         882,216.822
   ---------------------------------------------------------------------------------------------



   ---------------------------------------------------------------------------------------------
                                     EQUITY INCOME SUBACCOUNT
   ---------------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    End of Period
   -----------------------------------------------------------------------------------------
   5/1/97(1)-12/31/97                       $10.000             $13.412         227,237.196
   12/31/98                                 $13.412             $19.487         462,715.096
   12/31/99                                 $19.487             $27.411         692,274.711
   ---------------------------------------------------------------------------------------------



   ---------------------------------------------------------------------------------------------
                                   GROWTH AND INCOME SUBACCOUNT
   ---------------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    End of Period
   -----------------------------------------------------------------------------------------
   5/1/98(1)-12/31/98                       $10.000             $11.928        359,656.882
   12/31/99                                 $11.928             $20.625        808,516.942
   ---------------------------------------------------------------------------------------------


(1) Commencement of operations of these subaccounts.

                      Janus Retirement Advantage Variable Annuity prospectus  59

   ---------------------------------------------------------------------------------------------
                                  INTERNATIONAL GROWTH SUBACCOUNT
   ---------------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    End of Period
   -----------------------------------------------------------------------------------------
   5/2/94(1)-12/31/94                       $10.000             $ 9.665          93,520.075
   12/31/95                                 $ 9.665             $11.801         135,202.435
   12/31/96                                 $11.801             $15.785         390,010.601
   12/31/97                                 $15.785             $18.585         821,409.199
   12/31/98                                 $18.585             $21.647         671,555.731
   12/31/99                                 $21.647             $39.200         823,130.768
   ---------------------------------------------------------------------------------------------



   ---------------------------------------------------------------------------------------------
                                    WORLDWIDE GROWTH SUBACCOUNT
   ---------------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    End of Period
   -----------------------------------------------------------------------------------------
   9/13/93(1)-12/31/93                      $10.000             $11.910             100.000
   12/31/94                                 $11.910             $11.991         561,882.376
   12/31/95                                 $11.991             $15.144         732,914.024
   12/31/96                                 $15.144             $19.402       1,211,235.201
   12/31/97                                 $19.402             $23.547       1,875,176.146
   12/31/98                                 $23.547             $30.160       1,941,625.844
   12/31/99                                 $30.160             $49.277       1,946,606.109
   ---------------------------------------------------------------------------------------------



   ---------------------------------------------------------------------------------------------
                                    FLEXIBLE INCOME SUBACCOUNT
   ---------------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    End of Period
   -----------------------------------------------------------------------------------------
   9/13/93(1)-12/31/93                      $10.000             $10.070             100.000
   12/31/94                                 $10.070             $ 9.895          90,218.877
   12/31/95                                 $ 9.895             $12.152         200,443.851
   12/31/96                                 $12.152             $13.175         166,841.253
   12/31/97                                 $13.175             $14.629         250,305.069
   12/31/98                                 $14.629             $15.858         427,644.390
   12/31/99                                 $15.858             $16.008         324,319.325
   ---------------------------------------------------------------------------------------------


 60 Janus Retirement Advantage Variable Annuity prospectus

   ---------------------------------------------------------------------------------------------
                                       HIGH-YIELD SUBACCOUNT
   ---------------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    End of Period
   -----------------------------------------------------------------------------------------
   5/1/96(1)-12/31/96                       $10.000             $11.191          58,905.138
   12/31/97                                 $11.191             $12.895         225,866.419
   12/31/98                                 $12.895             $12.973         229,600.091
   12/31/99                                 $12.973             $13.772         117,693.841
   ---------------------------------------------------------------------------------------------



   ---------------------------------------------------------------------------------------------
                                      MONEY MARKET SUBACCOUNT
   ---------------------------------------------------------------------------------------------
                                                                                Number of
                                                                               Accumulation
                                         Accumulation        Accumulation         Units
                                         Unit Value at       Unit Value at    Outstanding at
                                      Beginning of Period    End of Period    End of Period
   -----------------------------------------------------------------------------------------
   5/1/95(1)-12/31/95                       $10.000             $10.303         167,435.066
   12/31/96                                 $10.303             $10.744         567,317.336
   12/31/97                                 $10.744             $11.226         656,381.666
   12/31/98                                 $11.226             $11.752       1,395,441.856
   12/31/99                                 $11.752             $12.257       2,812,034.805
   ---------------------------------------------------------------------------------------------



Because the Global Life Sciences Portfolio and the Global Technology Portfolio did not commence operations until January 15, 2000 and because the Strategic Value Portfolio did not commence operations until May 1, 2000, there is no condensed financial information for these subaccounts for the year ended December 31, 1999.


                      Janus Retirement Advantage Variable Annuity prospectus  61

APPENDIX B
--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE DATA

               STANDARDIZED PERFORMANCE DATA

               Western Reserve may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and will be calculated according to guidelines from the SEC. They do not indicate future performance.


               MONEY MARKET SUBACCOUNT. The yield of the Money Market subaccount is the annualized income generated by an investment in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period, not including capital changes or income other than investment income, is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but we assume that the income earned is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven days ended December 31, 1999, the yield of the Money Market subaccount was 5.20%, and the effective yield was 5.33%.



               OTHER SUBACCOUNTS. The YIELD of a subaccount, other than the Money Market subaccount, refers to the annualized income generated by an investment in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.



               The TOTAL RETURN of a subaccount assumes that an investment has been held in a subaccount for various periods of time including a period measured from the date the first subaccount investing in the underlying portfolios began operations. When the first subaccount investing in the underlying portfolios has been in operation for 1, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect current subaccount charges. The total return quotations will represent the average annual


 62 Janus Retirement Advantage Variable Annuity prospectus
               compounded rates of return of investment of $1,000 in the subaccount as of the last day of each period.


               The yield and total return calculations for a subaccount are not reduced by any premium taxes. For additional information regarding yields and total returns, please refer to the SAI.



               Based on the method of calculation described in the SAI, the standardized average annual total returns of the subaccounts for periods from inception of the subaccounts investing in the underlying portfolios to December 31, 1999, and for the one and three year periods ended December 31, 1999 are shown in Table 1 below. Total returns shown in Table 1 reflect deductions of 0.50% for the mortality and expense risk charge, 0.15% for the administrative charge and $30 for the annual Contract charge. (Based on an average Contract size of $77,421, the annual Contract charge translates into a charge of 0.04%.)



   -------------------------------------------------------------------------------------------
                                             TABLE 1
                  STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS OF THE SUBACCOUNTS
                            (Total Subaccount Annual Expenses: 0.65%)
   -------------------------------------------------------------------------------------------
                           1 Year     3 Years     5 Years      Inception of     Subaccount
                           Ended       Ended       Ended      the Subaccount    Inception
        Subaccount        12/31/99    12/31/99    12/31/99     to 12/31/99         Date
   ---------------------------------------------------------------------------------------
   Growth                  42.99%      32.92%      28.93%         23.36%        09/13/1993
   Aggressive Growth      123.86%      49.47%      35.23%         33.43%        09/13/1993
   Capital Appreciation    65.86%         N/A         N/A         56.11%        05/01/1997
   Balanced                25.89%      26.74%      23.76%         19.73%        09/13/1993
   Equity Income           40.62%         N/A         N/A         45.86%        05/01/1997
   Growth and Income       72.84%         N/A         N/A         54.26%        05/01/1998
   Strategic Value            N/A         N/A         N/A            N/A        05/01/2000
   International Growth    81.02%      35.37%      32.27%         27.20%        05/02/1994
   Worldwide Growth        63.33%      36.39%      32.62%         28.75%        09/13/1993
   Global Life Sciences       N/A         N/A         N/A            N/A        01/15/2000
   Global Technology          N/A         N/A         N/A            N/A        01/15/2000
   Flexible Income          0.91%       6.67%      10.06%          7.71%        09/13/1993
   High-Yield               6.12%       7.12%         N/A          9.08%        05/01/1996
   Money Market*            4.26%       4.45%         N/A          4.41%        05/01/1995
   -------------------------------------------------------------------------------------------


* Yield more closely reflects the current earnings of the Money Market subaccount than its total return.

                      Janus Retirement Advantage Variable Annuity prospectus  63

               NON-STANDARDIZED PERFORMANCE DATA


               In addition to the standardized data discussed above, similar performance data for other periods may also be shown.



               We may from time to time also disclose average annual total return or other performance data in non-standardized formats for the subaccounts. The non-standardized performance data may make different assumptions regarding the amount invested, the time periods shown, or the effect of partial withdrawals or annuity payments.



               All non-standardized performance data will be advertised only if the standard performance data as shown in Table 1 is also disclosed. For additional information regarding the calculation of other performance data, please see the SAI.


 64 Janus Retirement Advantage Variable Annuity prospectus

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                                  [JANUS LOGO]
                         JANUS RETIREMENT ADVANTAGE(R)
                                VARIABLE ANNUITY
                      STATEMENT OF ADDITIONAL INFORMATION


                                 Issued through
                          WRL Series Annuity Account B

                                   Offered by
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                              570 Carillon Parkway
                         St. Petersburg, Florida 33716

MAY 1, 2000


This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the prospectus for the Contract and the WRL Series Annuity Account B.

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Janus Retirement Advantage(R) Variable Annuity offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2000, by calling 1-800-504-4440, or by writing to the administrative office, Western Reserve Life, P.O. Box 9052, Clearwater, Florida 33758-9052. The prospectus sets forth information that a prospective investor should know before investing in a Contract. Terms used in the current prospectus for the Contract are incorporated in this Statement of Additional Information.

TABLE OF CONTENTS

--------------------------------------------------------------------------------


                DEFINITIONS OF SPECIAL TERMS................................    2
                THE CONTRACT - GENERAL PROVISIONS...........................    4
                   Owner....................................................    4
                   Entire Contract..........................................    4
                   Misstatement of Age or Gender............................    4
                   Addition, Deletion or Substitution of Investments........    4
                   Annuity Payment Options..................................    5
                   Death Benefit............................................    6
                   Assignment...............................................    8
                   Proof of Age, Gender and Survival........................    8
                   Non-Participating........................................    8
                CERTAIN FEDERAL INCOME TAX CONSEQUENCES.....................    9
                   Tax Status of the Contract...............................    9
                   Taxation of Western Reserve..............................   11
                INVESTMENT EXPERIENCE.......................................   12
                   Accumulation Units.......................................   12
                   Accumulation Unit Value..................................   12
                   Annuity Unit Value and Annuity Payment Rates.............   13
                HISTORICAL PERFORMANCE DATA.................................   15
                   Money Market Yields......................................   15
                   Other Subaccount Yields..................................   16
                   Total Returns............................................   16
                   Other Performance Data...................................   17
                   Advertising and Sales Literature.........................   17
                PUBLISHED RATINGS...........................................   19
                ADMINISTRATION..............................................   19
                RECORDS AND REPORTS.........................................   19
                DISTRIBUTION OF THE CONTRACTS...............................   20
                OTHER PRODUCTS..............................................   20
                CUSTODY OF ASSETS...........................................   20
                LEGAL MATTERS...............................................   21
                INDEPENDENT ACCOUNTANTS.....................................   21
                OTHER INFORMATION...........................................   21
                FINANCIAL STATEMENTS........................................   22

DEFINITIONS OF SPECIAL TERMS
--------------------------------------------------------------------------------


accumulation period     The period between the Contract date and the maturity
                        date while the Contract is in force.



accumulation unit value An accounting unit of measure we use to calculate subaccount values during the accumulation period.



administrative office   Our administrative office and mailing address is P.O.
                        Box 5068, Clearwater, Florida 33716. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716.
                        Our phone number is 1-800-851-9777.



age The issue age, which is the annuitant's age on the birthday nearest the Contract date, plus the number of completed Contract years. When we use the term "age" in this SAI, it has the same meaning as "attained age" in the Contract.



annuitant               The person you named in the application (or later
                        changed), to receive annuity payments. The annuitant may be changed as provided in the Contract's death benefit provisions and annuity provision.



annuity unit value      An accounting unit of measure we use to calculate
                        annuity payments from certain subaccounts after the maturity date.


annuity value           The sum of the separate account value and the fixed
                        account value.


beneficiary(ies)        The person(s) you elect to receive the death benefit
                        proceeds under the Contract.



cash value              The annuity value less any applicable premium taxes.


Code                    The Internal Revenue Code of 1986, as amended.


Contract date           The later of the date on which the initial purchase
                        payment is received or the date that the properly completed application is received at Western Reserve's administrative office. We measure Contract years, Contract months and Contract anniversaries from the Contract date.



death report day        The valuation date on which we have received both proof
                        of annuitant's death and your beneficiary's election regarding payment.



fixed account           An option to which you can direct your money under the
                        Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.



fixed account value     During the accumulation period, a Contract's value
                        allocated to the fixed account.


in force Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.


maturity date           The date on which the accumulation period ends and
                        annuity payments begin. The latest maturity date is the annuitant's 90th birthday.



NYSE                    New York Stock Exchange.



nonqualified Contracts  Contracts issued other than in connection with retirement plans.

owner

  (you, your)           The person(s) entitled to exercise all rights under the
                        Contract. The annuitant is the owner unless the application states otherwise, or unless a change of ownership is made at a later time.

portfolio               A separate investment portfolio of the Trust.


purchase payments       Amounts paid by an owner or on the owner's behalf to
                        Western Reserve as consideration for the benefits provided by the Contract. When we use the term "purchase payment" in this SAI, it has the same meaning as "net payment" in the Contract, which means the purchase payment less any applicable premium taxes.



qualified Contracts     Contracts issued in connection with retirement plans
                        that qualify for special federal income tax treatment under the Code.



separate account        WRL Series Annuity Account B, your separate account
                        composed of several subaccounts established to receive and invest purchase payments not allocated to the fixed account.



separate account value  During the accumulation period, your Contract's value in the separate account, which equals the total value in each subaccount.



subaccount              A subdivision of the separate account that invests
                        exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity option.


surrender               The termination of a Contract at the option of the
                        owner.

Trust Janus Aspen Series, an investment company registered with the U.S. Securities and Exchange Commission.


valuation date/
  business day          Each day on which the NYSE is open for trading, except
                        when a subaccount's corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open. When we use the term
                        "business day," it has the same meaning as valuation date.



valuation period        The period of time over which we determine the change in
                        the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE
                        (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.



Western Reserve


  (we, us, our)         Western Reserve Life Assurance Co. of Ohio.

THE CONTRACT - GENERAL PROVISIONS
--------------------------------------------------------------------------------

          In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Contract, which may be of interest to a prospective purchaser.

OWNER

          The Contract shall belong to the owner upon issuance of the Contract after completion of an application and delivery of the initial purchase payment. While the annuitant is living, the owner may: (1) assign the Contract; (2) surrender the Contract; (3) amend or modify the Contract with Western Reserve's consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of the owner's spouse in a community or marital property state.


          A successor owner may be named in the Contract application or in a written notice. The successor owner will become the new owner upon the owner's death, if the owner is not the annuitant and dies before the annuitant. If no successor owner survives the owner and the owner dies before the annuitant, the owner's estate will become the owner.


          The owner may change the ownership of the Contract in a written notice. When this change takes effect, all rights of ownership in the Contract will pass to the new owner. A change of ownership may have tax consequences.

          When there is a change of owner or successor owner, the change will take effect as of the date Western Reserve accepts the written notice. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

ENTIRE CONTRACT

          The Contract and any endorsements thereon and the Contract application constitute the entire contract between Western Reserve and the owner. All statements in the application are representations and not warranties. No statement will cause the Contract to be void or to be used in defense of a claim unless contained in the application.

MISSTATEMENT OF AGE OR GENDER

          If the age or gender of the annuitant has been misstated, Western Reserve will change the annuity benefit payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment Western Reserve makes shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment Western Reserve makes due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof Western Reserve finds satisfactory.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

          We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the separate account or that the separate account may purchase. We reserve the right to eliminate the shares of any of the portfolios of the Trust and to substitute shares of another portfolio of the Trust (or of another open-end registered investment company), if the shares of a portfolio are no longer available for investment or, if in our judgment, further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner's interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the "SEC") to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law.



          We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of the Trust, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of Western Reserve, marketing, tax or other investment conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by Western Reserve. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax or other investment conditions warrant.



          In the event of any such substitution or change, we may make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the separate account may be operated as a management company under the 1940 Act, or subject to any required approval, it may be deregistered under the 1940 Act in the event such registration is no longer required.



          We reserve the right to change the investment objective of any subaccount. Additionally, if required by law or regulation, we will not materially change an investment objective of the separate account or of a portfolio designated for a subaccount unless a statement of change is filed with and approved by the appropriate insurance official of the state of Western Reserve's domicile, or deemed approved in accordance with such law or regulation.


ANNUITY PAYMENT OPTIONS


          During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under payment Option D, as Variable Life Income with 10 years of guaranteed payments.



          Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date, which cannot be changed thereafter and will remain in effect until the Contract terminates. If a separate account annuity option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the Contract's existing allocation options will remain in effect until the Contract terminates. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.



          DETERMINATION OF THE FIRST VARIABLE PAYMENT. The amount of the first variable payment is determined by multiplying the annuity proceeds times the appropriate rate for the variable option selected. The rates are based on the Society of Actuaries 1983 Individual Mortality Table A with projection Scale G and a 5% effective annual assumed investment return and assuming a maturity date in the year 2000. Gender based mortality tables will be used unless prohibited by law. The amount of the first variable payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant's actual age nearest birthday, at the maturity date, adjusted as follows:

                Maturity Date                 Adjusted Age
                --------------------------------------------------------------
                Before 2001                   Actual Age
                2001 -- 2010                  Actual Age minus 1
                2011 -- 2020                  Actual Age minus 2
                2021 -- 2030                  Actual Age minus 3
                2031 -- 2040                  Actual Age minus 4
                After 2040                    As determined by Western Reserve

          This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

          DETERMINATION OF ADDITIONAL VARIABLE PAYMENTS. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the Contract in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

DEATH BENEFIT


          DEATH OF OWNER. Federal tax law requires that if any owner (including any successor owner who has become a current owner) dies before the maturity date, then the entire value of the Contract must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See Certain Federal Income Tax Consequences on page 9 for a detailed description of these rules. Other rules may apply to qualified Contracts.



          If an owner is not the annuitant and dies before the annuitant:



          - if no successor owner is named and alive, the owner's estate will become the new owner. The cash value must be distributed within five years of the former owner's death;



          - if the successor owner is alive and is the owner's spouse, the Contract will continue with the spouse as the new owner; or



          - if the successor owner is alive and is not the owner's spouse, the successor owner will become the new owner. The cash value must be distributed either:



           - within five years of the former owner's death; or



           - over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner's death; or



           - over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner's death.

          DEATH OF ANNUITANT. Due proof of death of the annuitant is proof that the annuitant who is an owner died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the Contract, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options, unless a settlement agreement is effective at the owner's death preventing such election.



          If the annuitant who is not an owner dies during the accumulation period and the owner is a natural person other than the annuitant, the owner will automatically become the annuitant and this Contract will continue. If a successor owner is named and is the owner's spouse, the successor owner will automatically become the new annuitant and this Contract will continue. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary. The new owner generally must surrender the Contract for the annuity value within five years of death.



          If the annuitant was an owner, and the beneficiary was not the deceased annuitant's spouse, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner's death, or (2) payments must begin no later than one year after the annuitant/deceased owner's death and must be made for the beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the beneficiary's life expectancy). Death proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner's death. If the sole beneficiary is the annuitant/deceased owner's surviving spouse, such spouse may elect to continue the Contract as the new annuitant and owner instead of receiving the death benefit. (See Certain Federal Income Tax Consequences on page 9.)



          If the beneficiary elects to receive the death benefit proceeds under option (1), then: (a) we will allow the beneficiary to make only ONE partial withdrawal during the 5 year period. That partial withdrawal must be made at the time option (1) is elected; (b) we will allow the beneficiary to make ONE transfer to and from the subaccounts and the fixed account during the five-year period. That transfer must be made at the time option (1) is elected; (c) we will deduct the annual Contract charge each year during the five-year period; (d) we will not permit annuitization at the end of the five-year period; and (e) if the beneficiary dies during the five-year period, we will pay the remaining value of the Contract first to the contingent beneficiary named by the owner. If no contingent beneficiary is named, then we will make payments to the beneficiary's estate. The beneficiary is not permitted to name his or her own beneficiary.



          BENEFICIARY. The beneficiary designation in the application will remain in effect until changed. The owner may change the designated beneficiary during the annuitant's lifetime by sending written notice to us. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice. We will not be liable for any payment made before the written notice is received. Unless we receive written notice from the owner to the contrary, no beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any beneficiary's creditors.

ASSIGNMENT


          During the annuitant's lifetime and prior to the maturity date (subject to any irrevocable beneficiary's rights) the owner may assign any rights or benefits provided by a nonqualified Contract. The assignment of a Contract will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our administrative office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.



          With regard to qualified Contracts, ownership of the Contract generally may be assigned, but any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.


PROOF OF AGE, GENDER, AND SURVIVAL


          We may require proper proof of age and gender of any annuitant or co-annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or co-annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.


NON-PARTICIPATING

          The Contract will not share in Western Reserve's surplus earnings; no dividends will be paid.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
--------------------------------------------------------------------------------


          THE FOLLOWING SUMMARY DOES NOT CONSTITUTE TAX ADVICE. IT IS A GENERAL DISCUSSION OF CERTAIN OF THE EXPECTED FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN AND DISTRIBUTIONS WITH RESPECT TO A CONTRACT, BASED ON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, PROPOSED AND FINAL TREASURY REGULATIONS THEREUNDER, JUDICIAL AUTHORITY, AND CURRENT ADMINISTRATIVE RULINGS AND PRACTICE. THIS SUMMARY DISCUSSES ONLY CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO "UNITED STATES PERSONS," AND DOES NOT DISCUSS STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES. UNITED STATES PERSONS MEANS CITIZENS OR RESIDENTS OF THE UNITED STATES, DOMESTIC CORPORATIONS, DOMESTIC PARTNERSHIPS AND TRUSTS OR ESTATES THAT ARE SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF THEIR INCOME.


TAX STATUS OF THE CONTRACT


          The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.


          DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. (sec.) 1.817-5) apply a diversification requirement to each of the subaccounts of the separate account. The separate account, through the Trust and its portfolios, intends to comply with the diversification requirements of the Treasury.


          Section 817(h) applies to variable annuity contracts other than pension plan contracts. The regulations reiterate that the diversification requirements do not apply to pension plan contracts. All of the qualified retirement plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified Contracts from application of the diversification rules, the investment vehicle for Western Reserve's qualified Contracts (i.e., the Trust) will be structured to comply with the diversification standards because it serves as the investment vehicle for nonqualified Contracts as well as qualified Contracts.



          OWNER CONTROL. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a Contract has the choice of one or more subaccounts in which to allocate purchase payments and annuity values, and may be able to transfer among these accounts more frequently than in such rulings. These differences could result in owners being treated as the owners of the assets of the separate account. We, therefore, reserve the right to modify the Contracts as necessary to attempt to prevent the owners from being considered the owners of a pro rata share of the assets of the separate account.



          DISTRIBUTION REQUIREMENTS. The Code also requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of an owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the maturity date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the maturity date, the entire interest in the contract must generally be distributed within five years after such owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner's death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if such owner's death occurs prior to the maturity date, and such owner's surviving spouse is named beneficiary, then the Contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of the owner. The Contract contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.



          WITHHOLDING. The portion of any distribution under a Contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld and properly notifies us. For certain qualified Contracts, certain distributions are subject to mandatory withholding. The withholding rate varies according to the type of distribution and the owner's tax status. For qualified Contracts, "eligible rollover distributions" from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.



          QUALIFIED CONTRACTS. The qualified Contract is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Contracts and our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.



          We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.



          INDIVIDUAL RETIREMENT ANNUITIES. In order to qualify as a traditional individual retirement annuity ("IRA") under section 408(b) of the Code, a Contract must contain certain provisions: (i) the owner must be the annuitant; (ii) the Contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the Contract as collateral security; (iii) the total purchase payments for any calendar year on behalf of any individual may not exceed $2,000, except in the case of a rollover amount or contribution under section 408(d)(3) of the Code; (iv) annuity payments or partial withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the annuity value; and (vii) the entire interest of the owner is non-forfeitable. Contracts intended to qualify as traditional IRAs under section 408(b) of the Code contain such provisions. If your Contract is used in connection with an IRA, only rollover or transfer contributions are permitted. No regular contributions may be made. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.



          No part of the funds for an IRA, including a Roth IRA, may be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity contract that provides a death benefit that equals the greater of the premiums paid or the cash value for the Contract.



          ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRA). The Roth IRA, under section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $2,000. As with the traditional IRA, only rollover or transfer contributions are permitted. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made five tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, or to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, required distributions at death are generally the same.


TAXATION OF WESTERN RESERVE


          Western Reserve at present is taxed as a life insurance company under
          Part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to the separate account.

INVESTMENT EXPERIENCE
--------------------------------------------------------------------------------

ACCUMULATION UNITS


          Allocations of a purchase payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the purchase payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the Trust less any applicable charges or fees.



          Upon allocation to the selected subaccount of the separate account, purchase payments are converted into accumulation units of the subaccount. At the end of any valuation period, a subaccount's value is equal to the number of units that your Contract has in the subaccount, multiplied by the accumulation unit value of the subaccount.


          The number of units that your Contract has in each subaccount is equal to:


          1. The initial units purchased on the Contract date; plus



          2. Units purchased at the time additional purchase payments are allocated to the subaccount; plus


          3. Units purchased through transfers from another subaccount or the fixed account; minus

          4. Any units that are redeemed to pay for partial withdrawals; minus

          5. Any units that are redeemed as part of a transfer to another subaccount or the fixed account; minus


          6. Any units that are redeemed to pay the annual Contract charge, any premium taxes and any transfer charge.



          The value of an accumulation unit was arbitrarily established at $10 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of the regular session of business on the NYSE, on each day the NYSE is open.



ACCUMULATION UNIT VALUE



          The accumulation unit value will vary from one valuation period to the next depending on the investment results experienced by each subaccount. The accumulation unit value for each subaccount at the end of a valuation period is the result of:


          1. The total value of the assets held in the subaccount. This value is determined by multiplying the number of shares of the designated Trust portfolio owned by the subaccount times the portfolio's net asset value per share; minus


          2. The accrued daily percentage for the mortality and expense risk charge and the administrative charge multiplied by the net assets of the subaccount; minus


          3. The accrued amount of reserve for any taxes that are determined by us to have resulted from the investment operations of the subaccount; divided by

          4. The number of outstanding units in the subaccount.


          During the accumulation period, the mortality and expense risk charge is deducted at an annual rate of 0.50% of net assets for each day in the valuation period and compensates us for certain mortality and expense risks. The administrative charge is deducted at an annual rate of 0.15% of net assets for each day in the valuation period and compensates us for certain administrative expenses. The accumulation unit value may increase, decrease, or remain the same from valuation period to valuation period.


ANNUITY UNIT VALUE AND ANNUITY PAYMENT RATES

          The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges) exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

          (a) is the variable annuity unit value for that subaccount on the immediately preceding business day;


          (b) is the net investment factor for that subaccount for the valuation period; and



          (c) is the investment result adjustment factor for the valuation period.



          The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.



          The net investment factor for the Contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:


          (i) is the result of:


               (1) the net asset value of a portfolio share held in that
                   subaccount determined at the end of the current valuation period; plus



               (2) the per share amount of any dividend or capital gain
                   distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus



               (3) a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the subaccount.



          (ii) is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period.



          (iii) is a factor representing the mortality and expense risk charge and the administrative charge. This factor is equal, on an annual basis, to 0.65% of the daily net asset value of the portfolio share held in that subaccount.


          The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.


          The annuity payment rates vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See Annuity Payment Options - Determination of the First Variable Payment on page 5, which contains a table for determining the adjusted age of the annuitant.

                   ILLUSTRATION OF CALCULATIONS FOR ANNUITY UNIT VALUE
                              AND VARIABLE ANNUITY PAYMENTS

               FORMULA AND ILLUSTRATION FOR DETERMINING ANNUITY UNIT VALUE


          Annuity unit value = ABC



          Where: A = Annuity unit value for the immediately preceding valuation period.

                     Assume................................................ = $X


                 B = Net investment factor for the valuation period for which the annuity unit value is being calculated.

                     Assume............................................... =   Y


                 C = A factor to neutralize the assumed interest rate of 5%
                     built into the annuity tables used.

                     Assume............................................... =   Z

          Then, the annuity unit value is: $XYZ = $Q

                    FORMULA AND ILLUSTRATION FOR DETERMINING AMOUNT OF
                          FIRST MONTHLY VARIABLE ANNUITY PAYMENT


                                                            AB
                First monthly variable annuity payment =  ------
                                                          $1,000



          Where: A = The annuity value as of the maturity date.

                     Assume................................................ = $X

                 B = The annuity purchase rate per $1,000 based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the Contract.
                     Assume................................................ = $Y


                                                                     $XY = $Z
                Then, the first monthly variable annuity payment =  ----------
                                                                      1,000


           FORMULA AND ILLUSTRATION FOR DETERMINING THE NUMBER OF ANNUITY UNITS
                   REPRESENTED BY EACH MONTHLY VARIABLE ANNUITY PAYMENT

                                            A
                Number of annuity units =   -
                                            B


          Where: A = The dollar amount of the first monthly variable annuity payment.

                     Assume................................................ = $X


                 B = The annuity unit value for the valuation date on which the first monthly payment is due.

                     Assume................................................ = $Y


                                                     $X
                Then, the number of annuity units =  ---  = Z
                                                     $Y

HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------

MONEY MARKET YIELDS

          YIELD. The yield quotation set forth in the prospectus for the Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

          EFFECTIVE YIELD. The effective yield quotation for the Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

               EFFECTIVE YIELD = ([BASE PERIOD RETURN + 1](365/7)) - 1

          The effective yield is shown at least to the nearest hundredth of one percent.


          HYPOTHETICAL CHARGE. For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period. Such fees and charges include the $30 annual Contract charge, calculated on the basis of an average Contract size of $77,421, which translates into a charge of 0.04%. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular Contract. No fees or sales charges are assessed upon annuitization under the Contracts, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the Money Market subaccount and the Trust are excluded from the calculation of yield.



          The yield on amounts held in the Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of portfolio securities held by the Money Market portfolio and its operating expenses. For the seven days ended December 31, 1999, the yield of the Money Market subaccount was 5.20%, and the effective yield was 5.33%.

OTHER SUBACCOUNT YIELDS


          The yield quotations for all of the subaccounts, except the Money Market subaccount, representing the accumulation period set forth in the prospectus is based on the 30-day period ended on the date of the most recent balance sheet of the separate account and are computed by dividing the net investment income per unit earned during the period by the maximum offering price per unit on the last date of the period, according to the following formula:


              [( a-b     )(6)   ]
  YIELD = 2   [( --- + 1 )   - 1]
              [( cd      )      ]

                Where:  a =  net investment income earned during the period by the corresponding portfolio of the Trust attributable to shares owned by the subaccount.
                        b =  expenses accrued for the period (net of reimbursement).
                        c =  the average daily number of units outstanding during the period.
                        d =  the maximum offering price per unit on the last day of the period.


          For purposes of the yield quotations for all of the subaccounts, except the Money Market subaccount, the calculations take into account all fees that are charged to all owner accounts during the accumulation period. Such fees include the $30 annual Contract charge, calculated on the basis of an average Contract size of $77,421, which translates into a charge of 0.04%. The calculations do not take into account any premium taxes or any transfer charges.


          Premium taxes currently range from 0% to 3.5% of purchase payments depending upon the jurisdiction in which the Contract is delivered.

          The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount's actual yield is affected by the types and quality of its investments and its operating expenses.

TOTAL RETURNS


          The total return quotations set forth in the prospectus for all of these subaccounts, except the Money Market subaccount, holding assets for the Contracts during the accumulation period are average annual total return quotations for the one, three, five, and ten-year periods, (or, while a subaccount has been in existence for a period of less than one, three, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:


                                    P(1 + T)(n) = ERV


                Where:  P =     a hypothetical initial payment of $1,000.
                        T =     average annual total return.
                        N =     number of years.
                        ERV =   ending redeemable value of a hypothetical $1,000 payment
                                made at the beginning of each period at the end of each
                                period.

          For purposes of the total return quotations for all of these subaccounts, except the Money Market subaccount, the calculations take into account all fees that are charged under the Contract to all owner accounts during the accumulation period. Such fees include the mortality and expense risk charge of 0.50%, the administrative charge of 0.15%, and the $30 annual Contract charge, calculated on the basis of an average Contract size of $77,421, which translates into a charge of 0.04%. The calculations do not reflect any deduction for premium taxes or any transfer charges that may be applicable to a particular Contract.


OTHER PERFORMANCE DATA


          We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by all the fees and charges under the Contract and that the data may be presented for different time periods and for different purchase payment amounts. NON-STANDARDIZED PERFORMANCE DATA WILL ONLY BE DISCLOSED IF STANDARDIZED PERFORMANCE DATA FOR THE REQUIRED PERIODS IS ALSO DISCLOSED.



          We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:



                                      (1 + T)(n) - 1



          Where:             T and N are the same values as above.


          In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.


          For instance, we may disclose average annual total returns for the portfolios reduced by all fees and charges under the Contract, as if the Contract had been in existence. Such fees and charges include the mortality and expense risk charge of 0.50%, the administrative charge of 0.15% and the $30 annual Contract charge (based on average Contract size of $77,421, the annual Contract charge translates into a charge of 0.04%).


ADVERTISING AND SALES LITERATURE

          From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

          When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of purchase payments made on a "before tax" basis through a tax-qualified plan with those made on an "after tax" basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of purchase payments.

          As described in the prospectus, in general, an owner is not taxed on increases in value under a Contract until a distribution is made under the Contract. As a result, the Contract will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

PUBLISHED RATINGS
--------------------------------------------------------------------------------

          We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Rating Services, Moody's Investors Service, Inc. and Duff & Phelps Credit Rating Co. A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance contracts in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-contract obligations such as debt or commercial paper obligations. These ratings do not apply to the separate account, its subaccounts, the Trust or its portfolios, or to their performance.

ADMINISTRATION
--------------------------------------------------------------------------------

          Western Reserve performs administrative services for the Contracts. These services include issuance of the Contracts, maintenance of records concerning the Contracts, and certain valuation services.

RECORDS AND REPORTS
--------------------------------------------------------------------------------


          All records and accounts relating to the separate account will be maintained by WRL Investment Services, Inc. As presently required by the 1940 Act and regulations promulgated thereunder, Western Reserve will mail to all Contract owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.

DISTRIBUTION OF THE CONTRACTS
--------------------------------------------------------------------------------


          AFSG Securities Corporation ("AFSG") is the principal underwriter of the Contracts. AFSG is located at 4333 Edgewood Rd., N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 and, is a member of the National Association of Securities Dealers, Inc. AFSG will not be compensated for its services as principal underwriter of the Contracts.


          There are no sales commissions payable upon the sale of Contracts. The offering of the Contracts is continuous and Western Reserve does not anticipate discontinuing the offering of the Contracts. However, Western Reserve reserves the right to do so.

OTHER PRODUCTS
--------------------------------------------------------------------------------

          Western Reserve makes other variable annuity contracts available that are funded through other separate accounts. These variable annuity contracts may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS
--------------------------------------------------------------------------------


          The assets of the separate account are held by Western Reserve. The assets of the separate account are kept physically segregated and held apart from our general account and any other separate account. WRL Investment Services, Inc. maintains records of all purchases and redemptions of shares of the Trust. Additional protection for the assets of the separate account is provided by a blanket bond issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage to a limit of $10 million.

LEGAL MATTERS
--------------------------------------------------------------------------------


          Sutherland Asbill & Brennan LLP has provided advice on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts. All matters of Ohio law pertaining to the Contracts, including the validity of the Contracts and Western Reserve's right to issue the Contracts under Ohio insurance law, have been passed upon by Thomas E. Pierpan, Esq., Senior Vice President, General Counsel and Assistant Secretary of Western Reserve.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


          The accounting firm of PricewaterhouseCoopers LLP, independent certified public accountants, provided audit services to the separate account for the year ended December 31, 1999. The principal business address of PricewaterhouseCoopers LLP is 400 North Ashley Street, Suite 2800, Tampa Florida 33602-4319. The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to Western Reserve for the year ended December 31, 1999. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.


OTHER INFORMATION
--------------------------------------------------------------------------------


          A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


          The values of an owner's interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Western Reserve's financial statements which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.



          Financial statements for Western Reserve for the years ended December 31, 1999 and 1998 have been prepared on the basis of statutory accounting principles, rather than generally accepted accounting principles.

INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

WRL SERIES ANNUITY ACCOUNT B


          Report of Independent Certified Public Accountants dated February 16, 2000



          Statement of Assets and Liabilities as of December 31, 1999.



          Statement of Operations for the year or period ended December 31, 1999.



          Statement of Changes in Net Assets for the years or periods ended December 31, 1999 and 1998



          Financial Highlights for the years or periods ended December 31, 1999, 1998, 1997, 1996 and 1995


          Notes to Financial Statements


WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO



          Report of Independent Auditors dated February 18, 2000



          Statutory-basis balance sheets at December 31, 1999 and 1998



          Statutory-basis statements of operations for the years ended December 31, 1999, 1998 and 1997



          Statutory-basis statements of changes in capital and surplus for the years ended December 31, 1999, 1998 and 1997



          Statutory-basis statements of cash flows for the years ended December 31, 1999, 1998 and 1997


          Notes to statutory-basis financial statements

          Statutory-basis financial statement schedules

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors of Western Reserve Life Assurance Co. of Ohio and Contract Owners of the Janus Retirement Advantage WRL Series Annuity Account B


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Janus Retirement Advantage WRL Series Annuity Account B (a separate account of Western Reserve Life Assurance Co. of Ohio ("WRL")) at December 31, 1999, the results of each of their operations, the changes in each of their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of WRL's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Tampa, Florida
February 16, 2000

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS




                                                                          AGGRESSIVE         CAPITAL       INTERNATIONAL
                                                            GROWTH          GROWTH        APPRECIATION        GROWTH
                                                          SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
ASSETS:
 Investment in Janus Aspen Series Trust:
  Shares .............................................        2,258            1,699           1,498              832
                                                              =====            =====           =====              ===
  Cost ...............................................    $  46,829       $   56,028       $  35,275        $  20,030
                                                          =========       ==========       =========        =========
 Investment, at net asset value ......................    $  75,998       $  101,425       $  49,689        $  32,190
 Transfers receivable from depositor .................            0              142               0               77
                                                          ---------       ----------       ---------        ---------
  Total assets .......................................       75,998          101,567          49,689           32,267
                                                          ---------       ----------       ---------        ---------
LIABILITIES:
 Accrued expenses ....................................            0                0               0                0
 Transfers payable to depositor ......................          147                0              19                0
                                                          ---------       ----------       ---------        ---------
  Total liabilities ..................................          147                0              19                0
                                                          ---------       ----------       ---------        ---------
  Net assets .........................................    $  75,851       $  101,567       $  49,670        $  32,267
                                                          =========       ==========       =========        =========
NET ASSETS CONSISTS OF:
 Contract Owners' equity .............................    $  75,851       $  101,567       $  49,670        $  32,267
 Depositor's equity ..................................            0                0               0                0
                                                          ---------       ----------       ---------        ---------
  Net assets applicable to units outstanding .........    $  75,851       $  101,567       $  49,670        $  32,267
                                                          =========       ==========       =========        =========
 Contract Owners' units ..............................        2,015            1,646           1,512              823
 Depositor's units ...................................            0                0               0                0
                                                          ---------       ----------       ---------        ---------
  Units outstanding ..................................        2,015            1,646           1,512              823
                                                          =========       ==========       =========        =========
  Accumulation unit value ............................    $   37.64       $    61.69       $   32.85        $   39.20
                                                          =========       ==========       =========        =========

See Notes to the Financial Statements, which is an integral part of this report.

JANUS RETIREMENT ADVANTAGE

WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS




                                                                                                      EQUITY        GROWTH AND
                                                                       WORLDWIDE      BALANCED        INCOME          INCOME
                                                                      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
ASSETS:
 Investment in Janus Aspen Series Trust:
  Shares .........................................................        2,004            985            696             821
                                                                          =====            ===            ===             ===
  Cost ...........................................................    $  57,250      $  19,994      $  13,667       $  11,984
                                                                      =========      =========      =========       =========
 Investment, at net asset value ..................................    $  95,705      $  27,497      $  19,024       $  17,054
 Transfers receivable from depositor .............................          219             17              0               0
                                                                      ---------      ---------      ---------       ---------
  Total assets ...................................................       95,924         27,514         19,024          17,054
                                                                      ---------      ---------      ---------       ---------
LIABILITIES:
 Accrued expenses ................................................            0              0              0               0
 Transfers payable to depositor ..................................            0              0             48             378
                                                                      ---------      ---------      ---------       ---------
  Total liabilities ..............................................            0              0             48             378
                                                                      ---------      ---------      ---------       ---------
  Net assets .....................................................    $  95,924      $  27,514      $  18,976       $  16,676
                                                                      =========      =========      =========       =========
NET ASSETS CONSISTS OF:
 Contract Owners' equity .........................................    $  95,924      $  27,514      $  18,976       $  16,676
 Depositor's equity ..............................................            0              0              0               0
                                                                      ---------      ---------      ---------       ---------
  Net assets applicable to units outstanding . . . . . . .........    $  95,924      $  27,514      $  18,976       $  16,676
                                                                      =========      =========      =========       =========
 Contract Owners' units ..........................................        1,947            882            692             809
 Depositor's units ...............................................            0              0              0               0
                                                                      ---------      ---------      ---------       ---------
  Units outstanding ..............................................        1,947            882            692             809
                                                                      =========      =========      =========       =========
  Accumulation unit value ........................................    $   49.28      $   31.19      $   27.41       $   20.62
                                                                      =========      =========      =========       =========

See Notes to the Financial Statements, which is an integral part of this report.

JANUS RETIREMENT ADVANTAGE

WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS




                                                                       FLEXIBLE                        MONEY
                                                                        INCOME       HIGH-YIELD        MARKET
                                                                      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
ASSETS:
 Investment in Janus Aspen Series Trust:
  Shares .........................................................          455            155          33,980
                                                                            ===            ===          ======
  Cost ...........................................................     $  5,478       $  1,713       $  33,980
                                                                       ========       ========       =========
 Investment, at net asset value ..................................     $  5,193       $  1,621       $  33,980
 Transfers receivable from depositor .............................            0              0             486
                                                                       --------       --------       ---------
  Total assets ...................................................        5,193          1,621          34,466
                                                                       --------       --------       ---------
LIABILITIES:
 Accrued expenses ................................................            0              0               0
 Transfers payable to depositor ..................................            1              0               0
                                                                       --------       --------       ---------
  Total liabilities ..............................................            1              0               0
                                                                       --------       --------       ---------
  Net assets .....................................................     $  5,192       $  1,621       $  34,466
                                                                       ========       ========       =========
NET ASSETS CONSISTS OF:
 Contract Owners' equity .........................................     $  5,192       $  1,621       $  34,466
 Depositor's equity ..............................................            0              0               0
                                                                       --------       --------       ---------
  Net assets applicable to units outstanding . . . . . . .........     $  5,192       $  1,621       $  34,466
                                                                       ========       ========       =========
 Contract Owners' units ..........................................          324            118           2,812
 Depositor's units ...............................................            0              0               0
                                                                       --------       --------       ---------
  Units outstanding ..............................................          324            118           2,812
                                                                       ========       ========       =========
  Accumulation unit value ........................................     $  16.01       $  13.77       $   12.26
                                                                       ========       ========       =========

See Notes to the Financial Statements, which is an integral part of this report.

JANUS RETIREMENT ADVANTAGE

WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS




                                                                                 AGGRESSIVE      CAPITAL     INTERNATIONAL
                                                                      GROWTH       GROWTH     APPRECIATION      GROWTH
                                                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
 Dividend income .................................................   $    128     $    548      $    169       $     43
 Capital gain distributions ......................................        284          947             0              0
                                                                     --------     --------      --------       --------
  Total investment income ........................................        412        1,495           169             43
EXPENSES:
 Mortality and expense risk ......................................        361          282           212            109
                                                                     --------     --------      --------       --------
  Net investment income (loss) ...................................         51        1,213           (43)           (66)
                                                                     --------     --------      --------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities . . . .........      3,115        3,587         5,316          1,412
 Change in unrealized appreciation (depreciation) . . ............     18,293       39,695        11,365         11,358
                                                                     --------     --------      --------       --------
  Net gain (loss) on investment securities .......................     21,408       43,282        16,681         12,770
                                                                     --------     --------      --------       --------
   Net increase (decrease) in net assets resulting
     from operations .............................................   $ 21,459     $ 44,495      $ 16,638       $ 12,704
                                                                     ========     ========      ========       ========


                                                                 WORLDWIDE                      EQUITY       GROWTH AND
                                                                  GROWTH        BALANCED        INCOME         INCOME
                                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
 Dividend income ...........................................     $    112        $   539        $    97       $    31
 Capital gain distributions ................................            0              0              0             0
                                                                 --------        -------        -------       -------
  Total investment income ..................................          112            539             97            31
EXPENSES:
 Mortality and expense risk ................................          423            150             95            56
                                                                 --------        -------        -------       -------
  Net investment income (loss) .............................         (311)           389              2           (25)
                                                                 --------        -------        -------       -------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........        4,458          1,624          1,670         1,173
 Change in unrealized appreciation (depreciation) ..........       32,209          3,435          3,361         4,454
                                                                 --------        -------        -------       -------
  Net gain (loss) on investment securities .................       36,667          5,059          5,031         5,627
                                                                 --------        -------        -------       -------
   Net increase (decrease) in net assets resulting
     from operations .......................................     $ 36,356        $ 5,448        $ 5,033       $ 5,602
                                                                 ========        =======        =======       =======


See Notes to the Financial Statements, which is an integral part of this report.

JANUS RETIREMENT ADVANTAGE

WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS




                                                                 FLEXIBLE                       MONEY
                                                                  INCOME       HIGH-YIELD       MARKET
                                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
 Dividend income ...........................................      $  363         $  208        $ 1,242
 Capital gain distributions ................................          18              0              0
                                                                  ------         ------        -------
  Total investment income ..................................         381            208          1,242
EXPENSES:
 Mortality and expense risk ................................          39             16            164
                                                                  ------         ------        -------
  Net investment income (loss) .............................         342            192          1,078
                                                                  ------         ------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........         (49)          (235)             0
 Change in unrealized appreciation (depreciation) ..........        (240)           173              0
                                                                  ------         ------        -------
  Net gain (loss) on investment securities .................        (289)           (62)             0
                                                                  ------         ------        -------
   Net increase (decrease) in net assets resulting
     from operations .......................................      $   53         $  130        $ 1,078
                                                                  ======         ======        =======

See Notes to the Financial Statements, which is an integral part of this report.

JANUS RETIREMENT ADVANTAGE

WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS



                                                                 GROWTH              AGGRESSIVE GROWTH
                                                               SUBACCOUNT               SUBACCOUNT
                                                        ------------------------ -------------------------
                                                              DECEMBER 31,             DECEMBER 31,
                                                        ------------------------ -------------------------
                                                            1999        1998         1999         1998
                                                        ----------- ------------ ------------ ------------
OPERATIONS:
 Net investment income (loss) .........................  $     51     $  2,034    $   1,213     $   (126)
 Net gain (loss) on investment securities .............    21,408        8,645       43,282        6,080
                                                         --------     --------    ---------     --------
 Net increase (decrease) in net assets
  resulting from operations ...........................    21,459       10,679       44,495        5,954
                                                         --------     --------    ---------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...............    11,929        4,633       33,571       (1,046)
                                                         --------     --------    ---------     --------
 Less cost of units redeemed:
  Administrative charges ..............................        12           12            9           11
  Surrender benefits ..................................       988        1,342          794          821
  Death benefits ......................................        27           38           20           80
                                                         --------     --------    ---------     --------
                                                            1,027        1,392          823          912
                                                         --------     --------    ---------     --------
  Increase (decrease) in net assets from
   capital unit transactions ..........................    10,902        3,241       32,748       (1,958)
                                                         --------     --------    ---------     --------
  Net increase (decrease) in net assets ...............    32,361       13,920       77,243        3,996
 Depositor's equity contribution (redemption) .........         0            0            0            0
NET ASSETS:
 Beginning of year ....................................    43,490       29,570       24,324       20,328
                                                         --------     --------    ---------     --------
 End of year ..........................................  $ 75,851     $ 43,490    $ 101,567     $ 24,324
                                                         ========     ========    =========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ................     1,653        1,515          883          984
 Units issued .........................................       931          731        1,287          636
 Units redeemed .......................................      (569)        (593)        (524)        (737)
                                                         --------     --------    ---------     --------
 Units outstanding - end of year ......................     2,015        1,653        1,646          883
                                                         ========     ========    =========     ========



                                                          CAPITAL APPRECIATION
                                                               SUBACCOUNT
                                                        -------------------------
                                                              DECEMBER 31,
                                                        -------------------------
                                                            1999         1998
                                                        ------------ ------------
OPERATIONS:
 Net investment income (loss) .........................   $    (43)    $    (34)
 Net gain (loss) on investment securities .............     16,681        3,449
                                                          --------     --------
 Net increase (decrease) in net assets
  resulting from operations ...........................     16,638        3,415
                                                          --------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...............     19,811        8,256
                                                          --------     --------
 Less cost of units redeemed:
  Administrative charges ..............................          4            1
  Surrender benefits ..................................        897          115
  Death benefits ......................................         29            0
                                                          --------     --------
                                                               930          116
                                                          --------     --------
  Increase (decrease) in net assets from
   capital unit transactions ..........................     18,881        8,140
                                                          --------     --------
  Net increase (decrease) in net assets ...............     35,519       11,555
 Depositor's equity contribution (redemption) .........          0          (41)
NET ASSETS:
 Beginning of year ....................................     14,151        2,637
                                                          --------     --------
 End of year ..........................................   $ 49,670     $ 14,151
                                                          ========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ................        715          209
 Units issued .........................................      2,136          847
 Units redeemed .......................................     (1,339)        (341)
                                                          --------     --------
 Units outstanding - end of year ......................      1,512          715
                                                          ========     ========

See Notes to the Financial Statements, which is an integral part of this report.

JANUS RETIREMENT ADVANTAGE

WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS



                                                          INTERNATIONAL GROWTH
                                                               SUBACCOUNT
                                                        -------------------------
                                                              DECEMBER 31,
                                                        -------------------------
                                                            1999         1998
                                                        ------------ ------------
OPERATIONS:
 Net investment income (loss) .........................   $    (66)    $    213
 Net gain (loss) on investment securities .............     12,770        1,927
                                                          --------     --------
 Net increase (decrease) in net assets
   resulting from operations ..........................     12,704        2,140
                                                          --------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...............      6,097       (2,277)
                                                          --------     --------
 Less cost of units redeemed:
  Administrative charges ..............................          4            6
  Surrender benefits ..................................      1,052          567
  Death benefits ......................................         15           19
                                                          --------     --------
                                                             1,071          592
                                                          --------     --------
  Increase (decrease) in net assets from
    capital unit transactions .........................      5,026       (2,869)
                                                          --------     --------
  Net increase (decrease) in net assets ...............     17,730         (729)
 Depositor's equity contribution (redemption) .........          0            0
NET ASSETS:
 Beginning of year ....................................     14,537       15,266
                                                          --------     --------
 End of year ..........................................   $ 32,267     $ 14,537
                                                          ========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ................        672          821
 Units issued .........................................        606          855
 Units redeemed .......................................       (455)      (1,004)
                                                          --------     --------
 Units outstanding - end of year ......................        823          672
                                                          ========     ========



                                                            WORLDWIDE GROWTH             BALANCED
                                                               SUBACCOUNT               SUBACCOUNT
                                                        ------------------------- -----------------------
                                                              DECEMBER 31,             DECEMBER 31,
                                                        ------------------------- -----------------------
                                                            1999         1998         1999        1998
                                                        ------------ ------------ ----------- -----------
OPERATIONS:
 Net investment income (loss) .........................   $   (311)    $  1,701    $    389    $    521
 Net gain (loss) on investment securities .............     36,667       10,963       5,059       3,671
                                                          --------     --------    --------    --------
 Net increase (decrease) in net assets
   resulting from operations ..........................     36,356       12,664       5,448       4,192
                                                          --------     --------    --------    --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...............      2,621        3,557       4,860       3,051
                                                          --------     --------    --------    --------
 Less cost of units redeemed:
  Administrative charges ..............................         15           17           4           4
  Surrender benefits ..................................      1,497        1,716         818         371
  Death benefits ......................................        101           82         127           0
                                                          --------     --------    --------    --------
                                                             1,613        1,815         949         375
                                                          --------     --------    --------    --------
  Increase (decrease) in net assets from
    capital unit transactions .........................      1,008        1,742       3,911       2,676
                                                          --------     --------    --------    --------
  Net increase (decrease) in net assets ...............     37,364       14,406       9,359       6,868
 Depositor's equity contribution (redemption) .........          0            0           0           0
NET ASSETS:
 Beginning of year ....................................     58,560       44,154      18,155      11,287
                                                          --------     --------    --------    --------
 End of year ..........................................   $ 95,924     $ 58,560    $ 27,514    $ 18,155
                                                          ========     ========    ========    ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ................      1,942        1,875         733         608
 Units issued .........................................        837        2,522         477         407
 Units redeemed .......................................       (832)      (2,455)       (328)       (282)
                                                          --------     --------    --------    --------
 Units outstanding - end of year ......................      1,947        1,942         882         733
                                                          ========     ========    ========    ========

See Notes to the Financial Statements, which is an integral part of this report.

JANUS RETIREMENT ADVANTAGE

WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS



                                                             EQUITY INCOME          GROWTH AND INCOME         FLEXIBLE INCOME
                                                              SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                                        ----------------------- -------------------------- ----------------------
                                                             DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                                        ----------------------- -------------------------- ----------------------
                                                            1999        1998        1999        1998(1)        1999       1998
                                                        ----------- ----------- ------------ ------------- ----------- ----------
OPERATIONS:
 Net investment income (loss) .........................  $      2     $    45     $    (25)     $     (3)   $    342    $   322
 Net gain (loss) on investment securities .............     5,031       2,282        5,627         615          (289)        41
                                                         --------     -------     --------      ------      --------    -------
 Net increase (decrease) in net assets
  resulting from operations ...........................     5,033       2,327        5,602         612            53        363
                                                         --------     -------     --------      ------      --------    -------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...............     5,636       3,792        6,990       3,700        (1,020)     3,049
                                                         --------     -------     --------      ------      --------    -------
 Less cost of units redeemed:
  Administrative charges ..............................         2           1            1           0             1          2
  Surrender benefits ..................................       623         109          200          16           621        291
  Death benefits ......................................        85           0            0           0             0          0
                                                         --------     -------     --------      ------      --------    -------
                                                              710         110          201          16           622        293
                                                         --------     -------     --------      ------      --------    -------
  Increase (decrease) in net assets from
    capital unit transactions .........................     4,926       3,682        6,789       3,684        (1,642)     2,756
                                                         --------     -------     --------      ------      --------    -------
  Net increase (decrease) in net assets ...............     9,959       6,009       12,391       4,296        (1,589)     3,119
 Depositor's equity contribution (redemption) .........         0         (40)         (41)         30             0          0
NET ASSETS:
 Beginning of year ....................................     9,017       3,048        4,326           0         6,781      3,662
                                                         --------     -------     --------      ------      --------    -------
 End of year ..........................................  $ 18,976     $ 9,017     $ 16,676      $ 4,326     $  5,192    $ 6,781
                                                         ========     =======     ========      =======     ========    =======
UNIT ACTIVITY:
 Units outstanding - beginning of year ................       463         227          363           0           428        250
 Units issued .........................................       627         525          955         517           241        541
 Units redeemed .......................................      (398)       (289)        (509)       (154)         (345)      (363)
                                                         --------     -------     --------      -------     --------    -------
 Units outstanding - end of year ......................       692         463          809         363           324        428
                                                         ========     =======     ========      =======     ========    =======

See Notes to the Financial Statements, which is an integral part of this report.

JANUS RETIREMENT ADVANTAGE

WRL SERIES ANNUITY ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS



                                                                 HIGH-YIELD                  MONEY MARKET
                                                                 SUBACCOUNT                   SUBACCOUNT
                                                          -------------------------   --------------------------
                                                                DECEMBER 31,                 DECEMBER 31,
                                                          -------------------------   --------------------------
                                                              1999          1998          1999           1998
                                                          -----------   -----------   ------------   -----------
OPERATIONS:
 Net investment income (loss) .........................    $    192       $   301       $  1,078      $    671
 Net gain (loss) on investment securities .............         (62)         (256)             0             0
                                                           --------       -------       --------      --------
 Net increase (decrease) in net assets
  resulting from operations ...........................         130            45          1,078           671
                                                           --------       -------       --------      --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...............      (1,349)          123         20,834        16,471
                                                           --------       -------       --------      --------
 Less cost of units redeemed:
  Administrative charges ..............................           0             0              2             1
  Surrender benefits ..................................         139           102          3,837         8,111
  Death benefits ......................................           0             0              6             0
                                                           --------       -------       --------      --------
                                                                139           102          3,845         8,112
                                                           --------       -------       --------      --------
  Increase (decrease) in net assets from
   capital unit transactions ..........................      (1,488)           21         16,989         8,359
                                                           --------       -------       --------      --------
  Net increase (decrease) in net assets ...............      (1,358)           66         18,067         9,030
 Depositor's equity contribution (redemption) .........           0             0              0             0
NET ASSETS:
 Beginning of year ....................................       2,979         2,913         16,399         7,369
                                                           --------       -------       --------      --------
 End of year ..........................................    $  1,621       $ 2,979       $ 34,466      $ 16,399
                                                           ========       =======       ========      ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ................         230           226          1,395           656
 Units issued .........................................         155           412          8,273         9,807
 Units redeemed .......................................        (267)         (408)        (6,856)       (9,068)
                                                           --------       -------       --------      --------
 Units outstanding - end of year ......................         118           230          2,812         1,395
                                                           ========       =======       ========      ========


See Notes to the Financial Statements, which is an integral part of this report.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED



                                                                                 GROWTH SUBACCOUNT
                                                       ---------------------------------------------------------------------
                                                                                   DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                            1999           1998          1997          1996         1995
                                                       -------------- ------------- ------------- ------------- ------------
Accumulation unit value, beginning of period .........    $  26.31      $  19.52      $  16.01      $  13.61      $  10.55
 Income from operations:
  Net investment income (loss) .......................        0.03          1.30          0.42          0.32          0.26
  Net realized and unrealized gain (loss) on
   investment ........................................       11.30          5.49          3.09          2.08          2.80
                                                          --------      --------      --------      --------      --------
   Net income (loss) from operations .................       11.33          6.79          3.51          2.40          3.06
                                                          --------      --------      --------      --------      --------
Accumulation unit value, end of period ...............    $  37.64      $  26.31      $  19.52      $  16.01      $  13.61
                                                          ========      ========      ========      ========      ========
Total return .........................................       43.05 %       34.78 %       21.95 %       17.61 %       29.07 %
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........    $  75,851     $ 43,490      $ 29,570      $ 16,696      $ 10,125
 Ratio of net investment income (loss) to average
  net assets .........................................        0.09 %        5.92 %        2.30 %        2.10 %        2.08 %


                                                                           AGGRESSIVE GROWTH SUBACCOUNT
                                                       ---------------------------------------------------------------------
                                                                                   DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                            1999           1998          1997          1996         1995
                                                       -------------- ------------- ------------- ------------- ------------
Accumulation unit value, beginning of period .........    $  27.55      $  20.65      $  18.45      $  17.21      $  13.62
 Income from operations:
  Net investment income (loss) .......................        1.08       (  0.14)      (  0.12)         0.07          0.15
  Net realized and unrealized gain (loss) on
   investment ........................................       33.06          7.04          2.32          1.17          3.44
                                                          --------      --------      --------      --------      --------
   Net income (loss) from operations .................       34.14          6.90          2.20          1.24          3.59
                                                          --------      --------      --------      --------      --------
Accumulation unit value, end of period ...............    $  61.69      $  27.55      $  20.65      $  18.45      $  17.21
                                                          ========      ========      ========      ========      ========
Total return .........................................      123.95 %       33.39 %       11.93 %        7.18 %       26.41 %
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........    $ 101,567     $ 24,324      $ 20,328      $ 18,820      $ 11,681
 Ratio of net investment income (loss) to average
  net assets .........................................        2.77 %     (  0.65)%     (  0.65)%        0.42 %        1.00 %

See Notes to the Financial Statements, which is an integral part of this report.

JANUS RETIREMENT ADVANTAGE

WRL SERIES ANNUITY ACCOUNT B
FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED



                                                               CAPITAL APPRECIATION SUBACCOUNT
                                                         --------------------------------------------
                                                                         DECEMBER 31,
                                                         --------------------------------------------
                                                              1999            1998          1997(1)
                                                         -------------   -------------   ------------
Accumulation unit value, beginning of period .........     $  19.80        $  12.61        $  10.00
 Income from operations:
  Net investment income (loss) .......................      (  0.03)        (  0.08)           0.03
  Net realized and unrealized gain (loss) on
   investment ........................................        13.08            7.27            2.58
                                                           --------        --------        --------
   Net income (loss) from operations .................        13.05            7.19            2.61
                                                           --------        --------        --------
Accumulation unit value, end of period ...............     $  32.85        $  19.80        $  12.61
                                                           ========        ========        ========
Total return .........................................        65.92 %         57.09 %         26.05 %
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........     $ 49,670        $ 14,151        $  2,637
 Ratio of net investment income (loss) to average
  net assets .........................................      (  0.13)%       (  0.52)%          0.35 %


                                                                         INTERNATIONAL GROWTH SUBACCOUNT
                                                       --------------------------------------------------------------------
                                                                                   DECEMBER 31,
                                                       --------------------------------------------------------------------
                                                            1999          1998          1997         1996          1995
                                                       ------------- ------------- ------------- ------------ -------------
Accumulation unit value, beginning of period .........   $  21.65      $  18.58      $  15.78      $  11.80     $   9.66
 Income from operations:
  Net investment income (loss) .......................    (  0.10)         0.29          0.05          0.24      (  0.06)
  Net realized and unrealized gain (loss) on
   investment ........................................      17.65          2.78          2.75          3.74         2.20
                                                         --------      --------      --------      --------     --------
   Net income (loss) from operations .................      17.55          3.07          2.80          3.98         2.14
                                                         --------      --------      --------      --------     --------
Accumulation unit value, end of period ...............   $  39.20      $  21.65      $  18.58      $  15.78     $  11.80
                                                         ========      ========      ========      ========     ========
Total return .........................................      81.09 %       16.48 %       17.74 %       33.75 %      22.11 %
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........   $ 32,267      $ 14,537      $ 15,266      $  6,156     $  1,596
 Ratio of net investment income (loss) to average
  net assets .........................................    (  0.39)%        1.38 %        0.26 %        1.72 %    (  0.66)%

See Notes to the Financial Statements, which is an integral part of this report.

JANUS RETIREMENT ADVANTAGE

WRL SERIES ANNUITY ACCOUNT B
FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED



                                                                           WORLDWIDE GROWTH SUBACCOUNT
                                                       --------------------------------------------------------------------
                                                                                   DECEMBER 31,
                                                       --------------------------------------------------------------------
                                                            1999          1998          1997          1996         1995
                                                       ------------- ------------- ------------- ------------- ------------
Accumulation unit value, beginning of period .........   $  30.16      $  23.55      $  19.40      $  15.14      $  11.99
 Income from operations:
  Net investment income (loss) .......................    (  0.17)         0.87          0.23          0.19       (  0.04)
  Net investment and unrealized gain (loss) on
   investment ........................................      19.29          5.74          3.92          4.07          3.19
                                                         --------      --------      --------      --------      --------
   Net income (loss) from operations .................      19.12          6.61          4.15          4.26          3.15
                                                         --------      --------      --------      --------      --------
Accumulation unit value, end of period ...............   $  49.28      $  30.16      $  23.55      $  19.40      $  15.14
                                                         ========      ========      ========      ========      ========
Total return .........................................      63.39 %       28.09 %       21.36 %       28.12 %       26.29 %
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........   $ 95,924      $ 58,560      $ 44,154      $ 23,501      $ 11,099
 Ratio of net investment income (loss) to average
  net assets .........................................    (  0.48)%        3.18 %        1.01 %        1.12 %     (  0.32)%


                                                                               BALANCED SUBACCOUNT
                                                       -------------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                       -------------------------------------------------------------------
                                                            1999          1998          1997         1996         1995
                                                       ------------- ------------- ------------- ------------ ------------
Accumulation unit value, beginning of period .........   $  24.76      $  18.56      $  15.30      $  13.26     $  10.72
 Income from operations:
  Net investment income (loss) .......................       0.46          0.81          0.49          0.28         0.13
  Net realized and unrealized gain (loss) on
   investment ........................................       5.97          5.39          2.77          1.76         2.41
                                                         --------      --------      --------      --------     --------
   Net income (loss) from operations .................       6.43          6.20          3.26          2.04         2.54
                                                         --------      --------      --------      --------     --------
Accumulation unit value, end of period ...............   $  31.19      $  24.76      $  18.56      $  15.30     $  13.26
                                                         ========      ========      ========      ========     ========
Total return .........................................      25.94 %       33.42 %       21.31 %       15.36 %      23.73 %
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........   $ 27,514      $ 18,155      $ 11,287      $  5,336     $  3,283
 Ratio of net investment income (loss) to average
  net assets .........................................       1.68 %        3.85 %        2.84 %        1.98 %       1.08 %

See Notes to the Financial Statements, which is an integral part of this report.

JANUS RETIREMENT ADVANTAGE

WRL SERIES ANNUITY ACCOUNT B
FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                                                    GROWTH AND INCOME
                                                              EQUITY INCOME SUBACCOUNT                 SUBACCOUNT
                                                       --------------------------------------- ---------------------------
                                                                     DECEMBER 31                      DECEMBER 31,
                                                       --------------------------------------- ---------------------------
                                                            1999         1998        1997(1)        1999        1998(1)
                                                       ------------- ------------ ------------ ------------- -------------
Accumulation unit value, beginning of period .........   $  19.49      $  13.41     $  10.00     $  11.93      $  10.00
 Income from operations:
  Net investment income (loss) .......................       0.00          0.13      (  0.03)     (  0.04)      (  0.01)
  Net realized and unrealized gain (loss) on
   investment ........................................       7.92          5.95         3.44         8.73          1.94
                                                         --------      --------     --------     --------      --------
   Net income (loss) from operations .................       7.92          6.08         3.41         8.69          1.93
                                                         --------      --------     --------     --------      --------
Accumulation unit value, end of period ...............   $  27.41      $  19.49     $  13.41     $  20.62      $  11.93
                                                         ========      ========     ========     ========      ========
Total return .........................................      40.67 %       45.30 %      34.12 %      72.91 %       19.28 %
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........   $ 18,976      $  9,017     $  3,048     $ 16,676      $  4,326
 Ratio of net investment income (loss) to average
  net assets .........................................       0.01 %        0.81 %    (  0.32)%    (  0.29)%     (  0.21)%


                                                                          FLEXIBLE INCOME SUBACCOUNT
                                                       -----------------------------------------------------------------
                                                                                 DECEMBER 31,
                                                       -----------------------------------------------------------------
                                                           1999         1998         1997         1996          1995
                                                       ------------ ------------ ------------ ------------ -------------
Accumulation unit value, beginning of period .........   $  15.86     $  14.63     $  13.17     $  12.15     $   9.90
 Income from operations:
  Net realized income (loss) .........................       0.90         0.99         0.88         0.83         0.57
  Net realized and unrealized gain (loss) on
   investment ........................................    (  0.75)        0.24         0.58         0.19         1.68
                                                         --------     --------     --------     --------     --------
   Net income (loss) from operations .................       0.15         1.23         1.46         1.02         2.25
                                                         --------     --------     --------     --------     --------
Accumulation unit value, end of period ...............   $  16.01     $  15.86     $  14.63     $  13.17     $  12.15
                                                         ========     ========     ========     ========     ========
Total return .........................................       0.95 %       8.40 %      11.04 %       8.41 %      22.81 %
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........   $  5,192     $  6,781     $  3,662     $  2,198     $  2,436
 Ratio of net investment income (loss) to average
  net assets .........................................       5.68 %       6.47 %       6.33 %       6.75 %       5.53 %

See Notes to the Financial Statements, which is an integral part of this report.

JANUS RETIREMENT ADVANTAGE

WRL SERIES ANNUITY ACCOUNT B
FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED



                                                                            HIGH-YIELD SUBACCOUNT
                                                         -----------------------------------------------------------
                                                                                DECEMBER 31,
                                                         -----------------------------------------------------------
                                                              1999            1998           1997          1996(1)
                                                         -------------   -------------   ------------   ------------
Accumulation unit value, beginning of period .........     $  12.97        $  12.90        $  11.19       $  10.00
 Income from operations:
  Net investment income (loss) .......................         1.06            1.23            0.90           0.55
  Net realized and unrealized gain (loss) on
   investment ........................................      (  0.26)        (  1.16)           0.81           0.64
                                                           --------        --------        --------       --------
   Net income (loss) from operations .................         0.80            0.07            1.71           1.19
                                                           --------        --------        --------       --------
Accumulation unit value, end of period ...............     $  13.77        $  12.97        $  12.90       $  11.19
                                                           ========        ========        ========       ========
Total return .........................................         6.16 %          0.61 %         15.22 %        11.91 %
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........     $  1,621        $  2,979        $  2,913       $    659
 Ratio of net investment income (loss) to average
  net assets .........................................         7.89 %          9.21 %          7.37 %         7.88 %


                                                                            MONEY MARKET SUBACCOUNT
                                                       ------------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                       ------------------------------------------------------------------
                                                            1999          1998         1997         1996        1995(1)
                                                       ------------- ------------- ------------ ------------ ------------
Accumulation unit value, beginning of period .........   $  11.75      $  11.23      $  10.74     $  10.30     $  10.00
 Income from operations:
  Net investment income (loss) .......................       0.51          0.52          0.49         0.44         0.30
  Net realized and unrealized gain (loss) on
   investment ........................................       0.00          0.00          0.00         0.00         0.00
                                                         --------      --------      --------     --------     --------
   Net income (loss) from operations .................       0.51          0.52          0.49         0.44         0.30
                                                         --------      --------      --------     --------     --------
Accumulation unit value, end of period ...............   $  12.26      $  11.75      $  11.23     $  10.74     $  10.30
                                                         ========      ========      ========     ========     ========
Total return .........................................       4.30 %        4.68 %        4.49 %       4.28 %       3.03 %
Ratios and supplemental data:
 Net assets at end of period (in thousands) ..........   $ 34,466      $ 16,399      $  7,369     $  6,095     $  1,725
 Ratio of net investment income (loss) to average
  net assets .........................................       4.26 %        4.55 %        4.43 %       4.19 %       4.42 %


See Notes to the Financial Statements, which is an integral part of this report.

JANUS RETIREMENT ADVANTAGE
WRL SERIES ANNUITY ACCOUNT B
NOTES TO THE FINANCIAL STATEMENTS
AT DECEMBER 31, 1999

NOTE 1 -- ORGANIZATION AND SUMMARY OF
               SIGNIFICANT ACCOUNTING POLICIES

The Janus Retirement Advantage WRL Series Annuity Account B (the "Annuity Account"), was established as a variable accumulation deferred annuity separate account of Western Reserve Life Assurance Co. of Ohio ("WRL" or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Annuity Account encompasses the Janus Retirement Advantage, a tax deferred variable annuity contract (the "Contracts") issued by WRL. The Annuity Account contains eleven investment options referred to as subaccounts. Each subaccount invests in the corresponding portfolio ("Portfolio") of the Janus Aspen Series Trust (the "Trust"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.


The Financial Statements reflect a full twelve month period, for each year reported on, except as follows:



SUBACCOUNT                 INCEPTION DATE
-----------------------   ---------------
 Money Market                 05/01/1995
 High-Yield                   05/01/1996
 Capital Appreciation         05/01/1997
 Equity Income                05/01/1997
 Growth and Income            05/01/1998

The Annuity Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.


The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Annuity Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS
Investments in the Trust's shares are valued at the closing net asset value ("NAV") per share of the underlying Portfolio as determined by the Trust. Investment transactions are accounted for on the trade date, using the Portfolio NAV per share next determined after receipt of sale or redemption order without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.


B. FEDERAL INCOME TAXES
The operations of the Annuity Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under the current Internal Revenue Code, the investment income of the Annuity Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.


NOTE 2 -- CHARGES AND DEDUCTIONS


Charges are assessed by WRL in connection with the issuance and administration of the Contracts.


A. CONTRACT CHARGES
No deduction for sales expenses is made from the purchase payments. A contingent deferred sales charge may, however, be assessed against Contract values when withdrawn or surrendered. On each anniversary through maturity date, WRL will deduct an annual Contract charge as partial compensation for providing administrative services under the Contracts. Deduction of the annual Contract charge is currently waived when the account value on the anniversary is equal to or greater than $ 25,000.


B. ANNUITY SUBACCOUNT CHARGES
A daily charge equal to an annual rate of .65% of average daily net assets of each subaccount is assessed to compensate WRL for assumption of mortality and expense risks and administrative services in connection with issuance and administration of the Contracts. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

JANUS RETIREMENT ADVANTAGE

WRL SERIES ANNUITY ACCOUNT B
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 1999

NOTE 3 -- DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Annuity Account, since the increase in the value of the underlying investment in a Portfolio is reflected daily in the accumulation unit value used to calculate the equity value within the Annuity Account. Consequently, a dividend distribution by the underlying Portfolio does not change either the accumulation unit value or equity values within the Annuity Account.


NOTE 4 -- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 1999 are as follows (in thousands):



                           PURCHASES       PROCEEDS
                              OF          FROM SALES
SUBACCOUNT                SECURITIES     OF SECURITIES
----------------------   ------------   --------------
Growth                   $ 17,955       $ 6,821
Aggressive Growth          41,821         7,985
Capital Appreciation       32,712        13,616
International Growth       12,934         8,003
Worldwide Growth           17,777        17,241
Balanced                    8,364         4,049
Equity Income               9,268         4,128
Growth and Income          10,900         3,756
Flexible Income             2,803         4,080
High-Yield                  1,944         3,230
Money Market               61,518        44,418

NOTE 5 -- FINANCIAL HIGHLIGHTS

Per unit information has been computed using average units outstanding throughout each period. Total return is not annualized for periods of less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods of less than one year.

                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (wholly owned indirectly by AEGON N.V.) as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X,
Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" in the statutory-basis balance sheets of the Company. The Separate Account financial statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts, is based solely upon the reports of the other auditors.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.


     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.


     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.


     However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                                  ERNST & YOUNG LLP


Des Moines, Iowa
February 18, 2000

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS -- STATUTORY BASIS
               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                       DECEMBER 31
                                                              -----------------------------
                                                                   1999            1998
                                                              -------------   -------------
ADMITTED ASSETS
Cash and invested assets:
 Cash and short-term investments ..........................   $    23,932      $   73,808
 Bonds ....................................................       119,731         184,697
 Common stocks:
  Affiliated entities (cost: 1999 and 1998 - $243).........         2,156             704
  Other (cost: 1999 and 1998 - $302).......................           358             384
 Mortgage loans on real estate ............................         9,698           9,916
  Home office properties ..................................        34,066          34,583
  Investment properties ...................................        11,078          11,594
  Policy loans ............................................       182,975         112,982
  Other invested assets ...................................            --             396
                                                              -----------      ----------
Total cash and invested assets ............................       383,994         429,064
Premiums deferred and uncollected .........................           785             900
Accrued investment income .................................         1,638           2,867
Transfers from separate accounts due or accrued ...........       463,721         350,633
Cash surrender value of life insurance policies ...........        47,518          45,445
Other assets ..............................................         6,614           9,239
Separate account assets ...................................    11,587,982       6,999,290
                                                              -----------      ----------
Total admitted assets .....................................   $12,492,252      $7,837,438
                                                              ===========      ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                       BALANCE SHEETS -- STATUTORY BASIS
                                  (CONTINUED)
               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)




                                                                                       DECEMBER 31
                                                                              -----------------------------
                                                                                   1999            1998
                                                                              --------------   ------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Aggregate reserves for policies and contracts:
  Life ....................................................................    $   302,138     $  231,596
  Annuity .................................................................        268,864        265,418
 Policy and contract claim reserves .......................................          9,269          9,233
 Other policyholders' funds ...............................................         38,633         38,080
 Remittances and items not allocated ......................................         20,686         20,569
 Federal income taxes payable .............................................          5,873          5,716
 Asset valuation reserve ..................................................          3,809          2,848
 Interest maintenance reserve .............................................          7,866          9,684
 Short-term note payable to affiliate .....................................         17,100         44,200
 Payable to affiliate .....................................................            964         37,907
 Other liabilities ........................................................         49,478         31,151
 Separate account liabilities .............................................     11,582,656      6,997,456
                                                                               -----------     ----------
Total liabilities .........................................................     12,307,336      7,693,858
Commitments and contingencies (NOTE 11) ...................................
Capital and surplus:
 Common stock, $1.00 par value, 3,000,000 shares authorized and
   2,500,000 shares issued and outstanding at December 31, 1999 and
   1,500,000 shares authorized, issued and outstanding at December 31, 1998          2,500          1,500
 Paid-in surplus ..........................................................        120,107        120,107
 Unassigned surplus .......................................................         62,309         21,973
                                                                               -----------     ----------
Total capital and surplus .................................................        184,916        143,580
                                                                               -----------     ----------
Total liabilities and capital and surplus .................................    $12,492,252     $7,837,438
                                                                               ===========     ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)




                                                                                       YEAR ENDED DECEMBER 31
                                                                            --------------------------------------------
                                                                                 1999            1998           1997
                                                                            -------------   -------------   ------------
Revenues:
 Premiums and other considerations, net of reinsurance:
  Life ..................................................................    $  584,729      $  476,053      $  394,370
  Annuity ...............................................................     1,104,525         794,841         822,149
 Net investment income ..................................................        39,589          36,315          40,013
 Amortization of interest maintenance reserve ...........................         1,751             744           1,576
 Commissions and expense allowances on reinsurance ceded ................         4,178          15,333              11
 Income from fees associated with investment management,
   administration and contract guarantees for separate accounts .........        19,620          72,817              --
 Other income ...........................................................        44,366          67,751           3,016
                                                                             ----------      ----------      ----------
                                                                              1,798,758       1,463,854       1,261,135
Benefits and expenses:
 Benefits paid or provided for:
  Life ..................................................................        35,591          42,982          28,060
  Surrender benefits ....................................................       689,535         551,528         431,939
  Other benefits ........................................................        32,201          31,280          28,112
  Increase (decrease) in aggregate reserves for policies and contracts:
   Life .................................................................        70,542          42,940          29,485
   Annuity ..............................................................         3,446         (30,872)        (35,940)
   Other ................................................................          (121)         32,178             794
                                                                             ----------      ----------      ----------
                                                                                831,194         670,036         482,450
Insurance expenses:
 Commissions ............................................................       246,334         205,939         179,106
 General insurance expenses .............................................       112,536         102,611          70,546
 Taxes, licenses and fees ...............................................        19,019          15,545          13,101
 Net transfers to separate accounts .....................................       540,443         475,435         519,214
 Other expenses .........................................................            --              59              21
                                                                             ----------      ----------      ----------
                                                                                918,332         799,589         781,988
                                                                             ----------      ----------      ----------
                                                                              1,749,526       1,469,625       1,264,438
                                                                             ----------      ----------      ----------
Gain (loss) from operations before federal income tax expense
  (benefit) and net realized capital gains
  (losses) on investments ...............................................        49,232          (5,771)         (3,303)
Federal income tax expense (benefit) ....................................        11,816            (347)            469
                                                                             ----------      ----------      ----------
Gain (loss) from operations before net realized capital gains (losses)
  on investments ........................................................        37,416          (5,424)         (3,772)
Net realized capital gains (losses) on investments
  (net of related federal income taxes and amounts transferred to
  interest maintenance reserve) .........................................          (716)          1,494             747
                                                                             ----------      ----------      ----------
Net income (loss) .......................................................    $   36,700      $   (3,930)     $   (3,025)
                                                                             ==========      ==========      ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)




                                                                                                    TOTAL
                                                         COMMON      PAID-IN      UNASSIGNED     CAPITAL AND
                                                          STOCK      SURPLUS        SURPLUS        SURPLUS
                                                        --------   -----------   ------------   ------------
Balance at January 1, 1997 ..........................    $1,500     $ 68,015       $ 26,041       $ 95,556
 Net loss ...........................................        --           --         (3,025)        (3,025)
 Change in non-admitted assets ......................        --           --           (702)          (702)
 Change in asset valuation reserve ..................        --           --          3,274          3,274
 Change in surplus in separate accounts .............        --           --         (2,115)        (2,115)
 Change in reserve valuation ........................        --           --         (1,872)        (1,872)
 Capital contribution ...............................        --       20,000             --         20,000
 Tax effect of capital loss carry-forward utilized by
   affiliates .......................................        --           --          3,747          3,747
                                                         ------     --------       --------       --------
Balance at December 31, 1997 ........................     1,500       88,015         25,348        114,863
 Net loss ...........................................        --           --         (3,930)        (3,930)
 Change in net unrealized capital gains .............        --           --            248            248
 Change in non-admitted assets ......................        --           --         (1,815)        (1,815)
 Change in asset valuation reserve ..................        --           --           (412)          (412)
 Change in surplus in separate accounts .............        --           --           (341)          (341)
 Change in reserve valuation ........................        --           --         (2,132)        (2,132)
 Capital contribution ...............................        --       32,092             --         32,092
 Settlement of prior period tax returns .............        --           --            353            353
 Tax benefits on stock options exercised ............        --           --          4,654          4,654
                                                         ------     --------       --------       --------
Balance at December 31, 1998 ........................     1,500      120,107         21,973        143,580
Net income ..........................................        --           --         36,700         36,700
 Change in net unrealized capital gains .............        --           --          1,421          1,421
 Change in non-admitted assets ......................        --           --            703            703
 Change in asset valuation reserve ..................        --           --           (961)          (961)
 Change in surplus in separate accounts .............        --           --            451            451
 Transfer from unassigned surplus to common
   stock (stock dividend) ...........................     1,000           --         (1,000)            --
 Settlement of prior period tax returns .............        --           --          1,000          1,000
 Tax benefits on stock options exercised ............        --           --          2,022          2,022
                                                         ------     --------       --------       --------
Balance at December 31, 1999 ........................    $2,500     $120,107       $ 62,309       $184,916
                                                         ======     ========       ========       ========

SEE ACCOMPANYING NOTES.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO STATEMENTS OF CASH FLOWS --
                                STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)



                                                                              YEAR ENDED DECEMBER 31
                                                                   ---------------------------------------------
                                                                        1999            1998            1997
                                                                   -------------   -------------   -------------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance ..........    $1,738,870      $1,356,732      $1,223,898
Net investment income ..........................................        44,235          38,294          43,802
Life and accident and health claims ............................       (35,872)        (44,426)        (26,005)
Surrender benefits and other fund withdrawals ..................      (689,535)       (551,528)       (431,939)
Other benefits to policyholders ................................       (32,642)        (31,231)        (28,147)
Commissions, other expenses and other taxes ....................      (382,372)       (326,080)       (262,901)
Net transfers to separate accounts .............................      (628,762)       (461,982)       (596,347)
Federal income taxes received (paid) ...........................        (9,637)         11,956           5,006
Interest paid ..................................................            --              --            (731)
Other, net .....................................................       (21,054)         (7,109)        (14,901)
                                                                    ----------      ----------      ----------
Net cash used in operating activities ..........................       (16,769)        (15,374)        (88,265)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
 Bonds and preferred stocks ....................................       114,177         143,449         146,963
 Mortgage loans on real estate .................................           212             221           2,116
 Other .........................................................            18              --              --
                                                                       114,407         143,670         149,079
Cost of investments acquired
 Bonds and preferred stocks ....................................       (49,279)        (68,202)        (40,418)
 Common stocks .................................................            --             (93)           (150)
 Mortgage loans on real estate .................................            (1)         (5,313)           (891)
 Real estate ...................................................          (286)        (26,213)        (12,002)
 Policy loans ..................................................       (69,993)        (36,241)        (24,137)
 Other .........................................................          (855)           (414)             --
                                                                    ----------      ----------      ----------
                                                                      (120,414)       (136,476)        (77,598)
Net cash provided by (used in) investing activities ............        (6,007)          7,194          71,481
FINANCING ACTIVITIES
Issuance (payment) of short-term note payable to
  affiliate, net ...............................................       (27,100)         36,000           8,200
Capital contribution ...........................................            --          32,092          20,000
                                                                    ----------      ----------      ----------
Net cash provided by (used in) financing activities ............       (27,100)         68,092          28,200
                                                                    ----------      ----------      ----------
Increase (decrease) in cash and short-term investments .........       (49,876)         59,912          11,416
Cash and short-term investments at beginning of year ...........        73,808          13,896           2,480
                                                                    ----------      ----------      ----------
Cash and short-term investments at end of year .................    $   23,932      $   73,808      $   13,896
                                                                    ==========      ==========      ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS
                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION


     Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.


NATURE OF BUSINESS


     The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.


BASIS OF PRESENTATION


     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.


     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio ("Insurance Department"), which practices differ from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to unassigned surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service; (l) stock options settled in cash are recorded as an expense of the Company's indirect parent rather than charged to current operations; (m) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of income tax expense in the statement of operations; and (n) the financial statements of wholly-owned affiliates are not consolidated with those of the Company. The effects of these variances have not been determined by the Company, but are presumed to be material.


     In 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Ohio must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is unclear whether the State of Ohio will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) Other significant statutory accounting practices are as follows:


CASH AND CASH EQUIVALENTS


     For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents.


INVESTMENTS


     Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains/(losses) are reported in unassigned surplus without any adjustment for federal income taxes. Common stocks of the Company's wholly-owned affiliates are recorded at the equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.


     Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.


     During 1999, 1998 and 1997, net realized capital gains (losses) of $(67), $1,294 and $3,259, respectively, were credited to the IMR rather than being immediately

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) recognized in the statements of operations. Amortization of these net gains aggregated $1,751, $744 and $1,576 for the years ended December 31, 1999, 1998 and 1997, respectively.


     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 1999, 1998 and 1997, with respect to such practices.


AGGREGATE RESERVES FOR POLICIES


     Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.


     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from
2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.


     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 5.75 to 8.75 percent and mortality rates, where appropriate, from a variety of tables.


POLICY AND CONTRACT CLAIM RESERVES


     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) SEPARATE ACCOUNTS


     Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $1,675,642, $1,240,858 and $1,164,013 in 1999, 1998 and
1997, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.


STOCK OPTION PLAN


     AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company, and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.


RECLASSIFICATIONS


     Certain reclassifications have been made to the 1998 and 1997 financial statements to conform to the 1999 presentation.


2. FAIR VALUES OF FINANCIAL INSTRUMENTS


     Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED) techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.


     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


     CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.


     INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.


     MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.


     INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.


     Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)
     The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:


                                                               December 31
                                          -----------------------------------------------------
                                                     1999                       1998
                                          --------------------------- -------------------------
                                             Carrying                   Carrying
                                              Amount      Fair Value     Amount     Fair Value
                                          ------------- ------------- ------------ ------------
    ADMITTED ASSETS
    Cash and short-term investments .....  $    23,932   $    23,932   $   73,808   $   73,808
    Bonds ...............................      119,731       119,076      184,697      192,556
    Common stocks, other than affiliates           358           358          384          384
    Mortgage loans on real estate .......        9,698         9,250        9,916       10,390
    Policy loans ........................      182,975       182,975      112,982      112,982
    Separate account assets .............   11,587,982    11,587,982    6,999,290    6,999,290
    LIABILITIES
    Investment contract liabilities .....      301,403       294,342      297,349      294,105
    Separate account annuities ..........    8,271,548     8,079,141    5,096,680    5,038,296

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999
3. INVESTMENTS


     The carrying amount and estimated fair value of investments in debt securities are as follows:

                                                                      Gross        Gross     Estimated
                                                        Carrying   Unrealized   Unrealized     Fair
                                                         Amount       Gains       Losses       Value
                                                       ---------- ------------ ------------ ----------
     DECEMBER 31, 1999
     Bonds:
      United States Government and agencies ..........  $  4,755     $    4       $   66     $  4,693
      State, municipal and other government ..........     2,185         12           --        2,197
      Public utilities ...............................    13,134        129          368       12,895
      Industrial and miscellaneous ...................    52,997      1,213        1,208       53,002
      Mortgage and other asset-backed securities .....    46,660        480          851       46,289
                                                        --------     ------       ------     --------
     Total bonds .....................................  $119,731     $1,838       $2,493     $119,076
                                                        ========     ======       ======     ========
     DECEMBER 31, 1998
     Bonds: ..........................................
      United States Government and agencies ..........  $  4,749     $   83       $   --     $  4,832
      State, municipal and other government ..........     3,234        117           --        3,351
      Public utilities ...............................    18,792        818          251       19,359
      Industrial and miscellaneous ...................    96,332      6,685          577      102,440
      Mortgage and other asset-backed securities .....    61,590      1,235          251       62,574
                                                        --------     ------       ------     --------
     Total bonds .....................................  $184,697     $8,938       $1,079     $192,556
                                                        ========     ======       ======     ========

     The carrying amount and fair value of bonds at December 31, 1999 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                                          Estimated
                                                             Carrying       Fair
                                                              Amount        Value
                                                            ----------   ----------
     Due in one year or less ............................    $ 10,521     $ 10,560
     Due one through five years .........................      32,248       31,993
     Due five through ten years .........................      17,342       17,104
     Due after ten years ................................      12,960       13,130
                                                             --------     --------
                                                               73,071       72,787
     Mortgage and other asset-backed securities .........      46,660       46,289
                                                             --------     --------
                                                             $119,731     $119,076
                                                             ========     ========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


3. INVESTMENTS--(CONTINUED)
     A detail of net investment income is presented below:


                                                     Year ended December 31
                                              ------------------------------------
                                                 1999         1998         1997
                                              ----------   ----------   ----------
     Interest on bonds ....................    $ 12,094     $ 17,150     $ 25,723
     Dividends on equity investments from
      subsidiaries ........................      18,555       13,233       10,855
     Interest on mortgage loans ...........         746          499          478
     Rental income on real estate .........       5,794        2,839        1,371
     Interest on policy loans .............       9,303        6,241        4,656
     Other investment income ..............         414          540           26
                                               --------     --------     --------
     Gross investment income ..............      46,906       40,502       43,109
     Investment expenses ..................      (7,317)      (4,187)      (3,096)
                                               --------     --------     --------
     Net investment income ................    $ 39,589     $ 36,315     $ 40,013
                                               ========     ========     ========

     Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                               Year ended December 31
                                       ---------------------------------------
                                           1999          1998          1997
                                       -----------   -----------   -----------
     Proceeds ......................    $114,177      $143,449      $146,963
                                        ========      ========      ========
     Gross realized gains ..........    $  1,762      $  4,641      $  3,921
     Gross realized losses .........       1,709           899           626
                                        --------      --------      --------
     Net realized gains ............    $     53      $  3,742      $  3,295
                                        ========      ========      ========

     At December 31, 1999, bonds with an aggregate carrying value of $4,152 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


3. INVESTMENTS--(CONTINUED)
     Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:


                                                                        Realized
                                                          -------------------------------------
                                                                 Year ended December 31
                                                          -------------------------------------
                                                             1999         1998          1997
                                                          ---------   -----------   -----------
     Debt securities ..................................    $   53      $  3,742      $  3,295
     Other invested assets ............................        18           (18)           --
                                                           ------      --------      --------
                                                               71         3,724         3,295
     Tax expense ......................................      (854)         (936)         (711)
     Transfer to interest maintenance reserve .........        67        (1,294)       (3,259)
                                                           ------      --------      --------
     Net realized gains (losses) ......................    $ (716)     $  1,494      $    747
                                                           ======      ========      ========


                                                                           Changes in Unrealized
                                                                  ----------------------------------------
                                                                           Year ended December 31
                                                                  ----------------------------------------
                                                                      1999           1998          1997
                                                                  ------------   ------------   ----------
     Debt securities ..........................................     $ (8,514)      $ (3,985)      $ (896)
     Common stocks ............................................        1,426            248           --
                                                                    --------       --------       ------
     Change in unrealized appreciation (depreciation) .........     $ (7,088)      $  (3737)      $ (896)
                                                                    ========       ========       ======

     Gross unrealized gains (losses) on common stocks were as follows:


                                          Unrealized
                                      -------------------
                                          December 31
                                      -------------------
                                         1999       1998
                                      ---------   -------
     Unrealized gains .............    $1,995      $ 579
     Unrealized losses ............       (26)       (36)
                                       ------      -----
     Net unrealized gains .........    $1,969      $ 543
                                       ======      =====

     During 1999, the Company did not issue any mortgage loans. The Company requires all mortgagees to carry fire insurance equal to the value of the underlying property.


     During 1999, 1998 and 1997, no mortgage loans were foreclosed and transferred to real estate. During 1999 and 1998, the Company held a mortgage loan loss reserve in the asset valuation reserve of $110 and $112, respectively.


     At December 31, 1999, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve, collectively.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999
4. REINSURANCE


     The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.


                                                Year ended December 31
                                     ---------------------------------------------
                                          1999            1998            1997
                                     -------------   -------------   -------------
     Direct premiums .............    $1,748,265      $1,345,752      $1,219,271
     Reinsurance assumed .........            --             461           2,389
     Reinsurance ceded ...........       (59,011)        (75,319)         (5,141)
                                      ----------      ----------      ----------
     Net premiums earned .........    $1,689,254      $1,270,894      $1,216,519
                                      ==========      ==========      ==========

     The Company received reinsurance recoveries in the amount of $4,916, $5,260 and $2,288 during 1999, 1998 and 1997, respectively. At December 31, 1999 and 1998, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $1,557 and $1,003, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1999 and 1998 of $3,487 and $2,849, respectively.


5.  INCOME TAXES


     For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


5.  INCOME TAXES--(CONTINUED)
     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and realized capital gains (losses) on investments for the following reasons:


                                                                                  Year ended December 31
                                                                        ------------------------------------------
                                                                            1999           1998           1997
                                                                        ------------   ------------   ------------
     Computed tax (benefit) at federal statutory rate (35%) .........    $  17,231       $ (2,019)      $ (1,156)
     Deferred acquisition costs -- tax basis ........................       11,344          9,672          9,164
     Tax reserve valuation ..........................................       (2,272)         1,513           (194)
     Excess tax depreciation ........................................         (727)          (442)          (127)
     Amortization of IMR ............................................         (613)          (260)          (552)
     Dividend received deduction ....................................      (10,784)        (6,657)        (5,326)
     Prior year over-accrual ........................................       (3,167)        (2,322)        (1,541)
     Other, net .....................................................          804            168            201
                                                                         ---------       --------       --------
     Federal income tax expense (benefit) ...........................    $  11,816       $   (347)      $    469
                                                                         =========       ========       ========

     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.


     Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 1999). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.


     At December 31, 1996, the Company had capital loss carryforwards of approximately $10,705, which were utilized by the Company's affiliates in the consolidated tax return filing in 1997. This transaction resulted in a receipt from the Company's affiliate of $3,747, which was credited directly to unassigned surplus.


     In 1999, the Company received $1,000 from its former parent, an unaffiliated company, for reimbursement of prior period tax payments made by the Company but owed by the former parent. In 1998, the Company reached a final settlement with the

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999
Internal Revenue Service for 1994 and 1995 resulting in a tax refund of $300 and interest received of $53. Tax settlements for 1999 and 1998 were credited directly to unassigned surplus.


6. POLICY AND CONTRACT ATTRIBUTES


     A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:


                                                                           December 31
                                                      ------------------------------------------------------
                                                                 1999                        1998
                                                      --------------------------   -------------------------
                                                                        Percent                     Percent
                                                          Amount       of Total        Amount       of Total
                                                      -------------   ----------   -------------   ---------
     Subject to discretionary withdrawal with
      market value adjustment .....................    $   12,534           0%      $   12,810          0%
     Subject to discretionary withdrawal at book
      value less surrender charge .................        73,903           1           76,289          1
     Subject to discretionary withdrawal at market
      value .......................................     8,271,441          96        5,096,680         94
     Subject to discretionary withdrawal at book
      value (minimal or no charges or
      adjustments) ................................       217,372           3          210,270          4
     Not subject to discretionary withdrawal
      provision ...................................        15,433           0           15,681          1
                                                       ----------          --       ----------         --
                                                        8,590,683         100%       5,411,730        100%
                                                                          ===                         ===
     Less reinsurance ceded .......................         1,581                        1,131
                                                       ----------                   ----------
     Total policy reserves on annuities and deposit
      fund liabilities ............................    $8,589,102                   $5,410,599
                                                       ==========                   ==========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


6. POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)
     A reconciliation of the amounts transferred to and from the separate accounts is presented below:


                                                                   Year ended December 31
                                                        ---------------------------------------------
                                                             1999            1998            1997
                                                        -------------   -------------   -------------
     Transfers as reported in the summary of
       operations of the separate accounts statement:
     Transfers to separate accounts .................    $1,675,642      $1,240,858      $1,164,013
     Transfers from separate accounts ...............     1,056,207         774,690         646,477
                                                         ----------      ----------      ----------
     Net transfers to separate accounts .............       619,435         466,168         517,536
     Reconciling adjustments -- change in accruals
       for investment management, administration
       fees and contract guarantees, reinsurance and
       separate account surplus .....................       (78,992)          9,267           1,678
                                                         ----------      ----------      ----------
     Transfers as reported in the summary of
       operations of the life, accident and health
       annual statement .............................    $  540,443      $  475,435      $  519,214
                                                         ==========      ==========      ==========

     Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1999 and 1998, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:


                                                    Gross      Loading      Net
                                                  ---------   ---------   -------
     DECEMBER 31, 1999
     Ordinary direct renewal business .........    $1,017        $232      $785
                                                   ------        ----      ----
                                                   $1,017        $232      $785
                                                   ======        ====      ====
     DECEMBER 31, 1998
     Ordinary direct renewal business .........    $1,101        $201      $900
                                                   ------        ----      ----
                                                   $1,101        $201      $900
                                                   ======        ====      ====

     In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $2,132 and $1,872 was made for the years ended December 31, 1998 and 1997, respectively, related to the change in reserve methodology.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999
7. DIVIDEND RESTRICTIONS


     The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid; without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2000, without the prior approval of insurance regulatory authorities, is $36,700.


8. CAPITAL STRUCTURE


     During 1999, the Company's Board of Director's approved an amendment to the Company's Articles of Incorporation which increased the number of authorized capital shares to 3,000,000. The Board of Directors also authorized a stock dividend in the amount of $1,000, which was transferred from unassigned surplus. This amendment and stock dividend were in response to a change in California law which requires all life insurance companies which do business in the state to have capital stock of at least $2,500.


9. RETIREMENT AND COMPENSATION PLANS


     The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,105, $917 and $659 for the years ended December 31, 1999, 1998 and 1997, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.


     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


9. RETIREMENT AND COMPENSATION PLANS--(CONTINUED)
Pension expense related to this plan was $816, $632 and $448 for the years ended December 31, 1999, 1998 and 1997, respectively.


     AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.


     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $81, $157 and $99 for the years ended December 31, 1999, 1998 and 1997, respectively.


10. RELATED PARTY TRANSACTIONS


     The Company shares certain officers, employees and general expenses with affiliated companies.


     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1999, 1998 and 1997, the Company paid $16,905 $12,763 and $10,040, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 1999, 1998 and 1997, the Company received $3,755, $5,125 and $4,395, respectively, for such services, which approximates their cost.


     Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 5.06% at December 31, 1999. During 1999, 1998 and 1997, the Company paid net interest of $1,997, $1,090 and $364, respectively, to affiliates.


     The Company received capital contributions of $32,092 and $20,000 from its parent in 1998 and 1997, respectively.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


10. RELATED PARTY TRANSACTIONS--(CONTINUED)
     At December 31, 1999 and 1998, the Company had short-term note payables to an affiliate of $17,100 and $44,200, respectively. Interest on these notes ranged from 5.15% to 5.9% at December 31, 1999 and 5.13% to 5.54% at December 31, 1998.


     During 1998, the Company purchased life insurance policies covering the lives of certain employees of the Company. Premiums of $43,500 were paid to an affiliate for these policies. At December 31, 1999 and 1998, the cash surrender value of these policies was $47,518 and $45,445, respectively.


11. COMMITMENTS AND CONTINGENCIES


     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.


     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $3,498 and $3,489 and an offsetting premium tax benefit of $837 and $828 at December 31, 1999 and 1998, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(20), $(74) and $0 at December 31, 1999, 1998 and 1997, respectively.


12. RECONCILIATION OF CAPITAL AND SURPLUS AND NET INCOME


     The following table reconciles capital and surplus and net income as reported in the 1998 Annual Statement filed with the Insurance Department of the State of Ohio, to the amounts reported in the accompanying financial statements:

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 1999


12. RECONCILIATION OF CAPITAL AND SURPLUS AND NET INCOME--(CONTINUED)

                                                                                  Year ended
                                                         December 31, 1998     December 31, 1998
                                                        -------------------   ------------------
                                                           Total Capital
                                                            and Surplus         Net Income/Loss
                                                        -------------------   ------------------
   Amounts reported in Annual Statement .............        $148,038              $    528
   Adjustment to federal income tax benefit .........          (4,458)               (4,458)
                                                             --------              --------
   Amounts reported herein ..........................        $143,580              $ (3,930)
                                                             ========              ========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       SUMMARY OF INVESTMENTS OTHER THAN
                        INVESTMENTS IN RELATED PARTIES
                            (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999



SCHEDULE I


                                                                                            AMOUNT AT WHICH
                                                                                 FAIR        SHOWN IN THE
TYPE OF INVESTMENT                                               COST (1)        VALUE       BALANCE SHEET
------------------------------------------------------------   ------------   ----------   ----------------
FIXED MATURITIES
Bonds:
 United States Government and government
   agencies and authorities ................................   $   5,827      $ 5,820          $   5,827
 States, municipalities and political subdivisions .........       7,110        7,275              7,110
 Public utilities ..........................................      13,134       12,895             13,134
 All other corporate bonds .................................      93,660       93,086             93,660
                                                               ---------      -------          ---------
Total fixed maturities .....................................     119,731      119,076            119,731
EQUITY SECURITIES
Common stocks:
 Affiliated entities .......................................         243        2,156              2,156
 Industrial, miscellaneous and all other ...................         302          358                358
                                                               ---------      -------          ---------
Total equity securities ....................................         545        2,514              2,514
Mortgage loans on real estate ..............................       9,698                           9,698
Real estate ................................................      45,144                          45,144
Policy loans ...............................................     182,975                         182,975
Cash and short-term investments ............................      23,932                          23,932
                                                               ---------                       ---------
Total investments ..........................................   $ 382,025                       $ 383,994
                                                               =========                       =========

----------------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                      SUPPLEMENTARY INSURANCE INFORMATION
                            (DOLLARS IN THOUSANDS)


SCHEDULE III


                                                                                             BENEFITS,
                                                                                              CLAIMS,
                                  FUTURE POLICY    POLICY AND                      NET      LOSSES AND      OTHER
                                   BENEFITS AND     CONTRACT       PREMIUM     INVESTMENT   SETTLEMENT    OPERATING
                                     EXPENSES     LIABILITIES      REVENUE       INCOME*     EXPENSES     EXPENSES*
                                 --------------- ------------- -------------- ------------ ------------ ------------
YEAR ENDED DECEMBER 31, 1999
Individual life ................    $ 291,106       $  9,152    $   583,656     $ 10,754    $ 178,237    $ 261,284
Group life .....................       11,032            100          1,073          706        1,437          599
Annuity ........................      268,864             17      1,104,525       28,129      651,520      116,006
                                    ---------       --------    -----------     --------    ---------    ---------
                                    $ 571,002       $  9,269    $ 1,689,254     $ 39,589    $ 831,194    $ 377,889
                                    =========       ========    ===========     ========    =========    =========
YEAR ENDED DECEMBER 31, 1998
Individual life ................    $ 221,050       $  8,624    $   474,120     $  9,884    $ 122,542    $ 230,368
Group life .....................       10,546            100          1,933          723        1,962        2,281
Annuity ........................      265,418            509        794,841       25,708      545,532       91,505
                                    ---------       --------    -----------     --------    ---------    ---------
                                    $ 497,014       $  9,233    $ 1,270,894     $ 36,315    $ 670,036    $ 324,154
                                    =========       ========    ===========     ========    =========    =========
YEAR ENDED DECEMBER 31, 1997
Individual life ................    $ 177,088       $  9,533    $   390,452     $ 13,742    $  88,738    $ 176,303
Group life .....................        9,435            805          3,918          810        3,986        3,292
Annuity ........................      296,290            591        822,149       25,461      389,726       83,179
                                    ---------       --------    -----------     --------    ---------    ---------
                                    $ 482,813       $ 10,929    $ 1,216,519     $ 40,013    $ 482,450    $ 262,774
                                    =========       ========    ===========     ========    =========    =========

----------------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                                  REINSURANCE
                            (DOLLARS IN THOUSANDS)


SCHEDULE IV


                                                                   ASSUMED                    PERCENTAGE
                                                    CEDED TO         FROM                     OF AMOUNT
                                       GROSS          OTHER         OTHER           NET        ASSUMED
                                      AMOUNT        COMPANIES     COMPANIES       AMOUNT        TO NET
                                  -------------- -------------- ------------- -------------- -----------
 YEAR ENDED DECEMBER 31, 1999
 Life insurance in force ........  $63,040,741    $11,297,250    $       --    $51,743,494    0.0%
                                   ===========    ===========    ==========    ===========    ===
 Premiums:
  Individual life ...............  $   604,628    $    20,972    $       --    $   583,656    0.0%
  Group life and health .........        1,383            310            --          1,073    0.0
  Annuity .......................    1,142,254         37,729            --      1,104,525    0.0
                                   -----------    -----------    ----------    -----------    ---
                                   $ 1,748,265    $    59,011    $       --    $ 1,689,254    0.0%
                                   ===========    ===========    ==========    ===========    ===
 YEAR ENDED DECEMBER 31, 1998
 Life insurance in force ........  $51,064,173    $ 9,862,460    $       --    $41,201,713    0.0%
                                   ===========    ===========    ==========    ===========    ===
 Premiums:
  Individual life ...............  $   493,633    $    19,512    $       --    $   474,121    0.0%
  Group life and health .........        1,691            220           461          1,932   23.8
  Annuity .......................      850,428         55,587            --        794,841    0.0
                                   -----------    -----------    ----------    -----------   ----
                                   $ 1,345,752    $    75,319    $      461    $ 1,270,894    .03%
                                   ===========    ===========    ==========    ===========   ====
 YEAR ENDED DECEMBER 31, 1997
 Life insurance in force ........  $40,221,361    $ 6,776,447    $2,692,822    $36,137,736    7.5%
                                   ===========    ===========    ==========    ===========   ====
 Premiums:
  Individual life ...............  $   395,361    $     4,910    $       --    $   390,452    0.0%
  Group life and health .........        1,761            231         2,389          3,918   61.0
  Annuity .......................      822,149             --            --        822,149    0.0
                                   -----------    -----------    ----------    -----------   ----
                                   $ 1,219,271    $     5,141    $    2,389    $ 1,216,519    0.2%
                                   ===========    ===========    ==========    ===========   ====

WRL Series Annuity Account B

                                     PART C

                                OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

                  (a)      Financial Statements

                           The financial statements for the WRL Series Annuity Account B and for Western Reserve Life Assurance Co. of Ohio ("Western Reserve") are included in Part B.

                  (b)      Exhibits


                           (1) Resolution of the Board of Directors of Western Reserve establishing the separate account. 1/


                           (2)       Not Applicable.

                           (3)       Distribution of Contracts


                                    (a)     Form of Master Agreement. 2/

                                    (b)     Amendment to Master Agreement. 3/

                                    (c)     Form of Participation Agreement. 2/

                                    (d)     Principal Underwriting and
                                            Distribution Agreement.3/

                                    (e)     First Amendment to Principal
                                            Underwriting and Distribution
                                            Agreement. 3/

                                    (f)     Broker-Dealer Selling Agreement. 3/


                           (4) Form of Specimen Flexible Payment Variable Accumulation Deferred Annuity Contract. 1/


                           (5) (a) Application for Flexible Payment Variable Accumulation Deferred Annuity Contract. 2/


                                    (b)     Endorsement (Form END00117-04/95).
                                            4/



                           (6)      (a)     Second Amended Articles of
                                            Incorporation of Western Reserve. 1/

                                    (b)     Certificate of First Amendment to
                                            Second Amended Articles of
                                            Incorporation of Western Reserve. 5/

                                    (c)     Amended Code of Regulations of
                                            Western Reserve. 1/



                           (7)      Not Applicable.

                           (8)      Not Applicable.

                           (9) Opinion and Consent of Thomas E. Pierpan, Esq. as to Legality of Securities Being Registered. 4/



                           (10)     (a)     Written Consent of Sutherland Asbill
                                            & Brennan LLP
                                    (b)     Written Consent of Ernst & Young LLP
                                    (c)     Written Consent of
                                            PricewaterhouseCoopers LLP


                           (11)     Not Applicable.

                           (12)     Not Applicable.


                           (13) Schedules for Computation of Performance Quotations. 6/



                           (14)     Not Applicable.


                           (15)     (a)     Powers of Attorney.  5/

                                    (b)     Power of Attorney - James R.
                                            Walker. 7/


----------------------------------

1/ This exhibit was previously filed on Form N-4 dated May 25, 1993 (File No. 33-63246) and is incorporated herein by reference.
2/ This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 dated August 18, 1993 (File No. 33-63246) and is incorporated herein by reference.
3/ This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
4/ This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-4 dated April 28, 1995 (File No. 33-63246) and is incorporated herein by reference.
5/ This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-4 dated April 21, 2000 (File 333-82705) and is incorporated herein by reference.
6/ This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-4 dated April 29, 1993 (File No. 33-49550) and is incorporated herein by reference.
7/ This exhibit was previously filed on Post-Effective Amendment No. 4 to Form N-4 dated April 23, 1997 (File No. 33-63246) and is incorporated herein by reference.



Item 25.          Directors and Officers of the Depositor

Name                             Principal Business Address             Position and Offices with Depositor
----                             --------------------------             -----------------------------------
John R. Kenney                                    (1)                   Chairman of the Board and
                                                                        Chief Executive Officer

Jerome C. Vahl                                    (1)                   Director and President

Lyman H. Treadway                30195 Chagrin Boulevard                Director
                                 Suite 210N
                                 Cleveland, Ohio 44124

Jack E. Zimmerman                507 St.Michel Circle                   Director
                                 Kettering, Ohio 45429

James R. Walker                  3320 Office Park Drive                 Director
                                 Dayton, Ohio 45439

Alan M. Yaeger                                    (1)                   Executive Vice President, Actuary and
                                                                        Chief Financial Officer

William H. Geiger                                 (1)                   Senior Vice President, Secretary
                                                                        Corporate Counsel and Group Vice
                                                                        President - Compliance



Allan J. Hamilton                                 (1)                   Vice President, Treasurer and Controller
-------------------------



(1)  570 Carillon Parkway, St. Petersburg, Florida  33716.

Item 26. Persons Controlled By Or Under Common Control With The Depositor Or Registrant.
VERENGING AEGON - Netherlands Membership Association
AEGON N.V. - Netherlands corporation  (51.16%)
    Transamerica Corporation and subsidiaries (100%) (DE)
    AEGON Nederland N.V. - Netherlands corporation (100%)
    AEGON NEVAK HOLDING B.V. - Netherlands corporation (100%)
    GRONINGER FINANCIERINGEN B.V. - Netherlands corporation (100%)
    AEGON INTERNATIONAL N.V. - Netherlands corporation (100%)
       Voting Trust - (Trustees - K.J. Storm, Donald J. Shepard, H.B. Van Wijk,
          Dennis Hersch)(DE)
       AEGON U.S. Holding Corporation (DE) (100%)
          Short Hills Management Company (NJ) (100%)
          CORPA Reinsurance Company (NY) (100%)
          AEGON Management Company (IN) (100%)
          RCC North America Inc. (DE) (100%)

       AEGON USA, Inc. - holding co.  (IA) (100%)
          AEGON Funding Corp. (DE) (100%)
          First AUSA Life Insurance Company - insurance holding co. (MD) (100%)
               AUSA Life Insurance Company, Inc. - insurance (NY) (82.33%)
               Life Investors Insurance Company of America - insurance (IA)
                    (100%)
               Bankers United Life Assurance Company - insurance (IA) (100%) Great American Insurance Agency, Inc. (IA) (100%)
               Life Investors Alliance, LLC (DE) (100%)
           PFL Life Insurance Company - insurance  (IA) (100%)
               AEGON Financial Services Group, Inc. (MN) (100%)
               AEGON Assignment Corporation of Kentucky (KY) (100%)
               AEGON Assignment Corporation (IL) (100%)
               Southwest Equity Life Insurance Company - insurance (AZ) (100%
                    Voting Common)
               Iowa Fidelity Life Insurance Company - insurance (AZ) (100%
                    Voting Common)
               Western Reserve Life Assurance Co. of Ohio - insurance (OH)
                    (100%)
               WRL Investment Management, Inc. - investment adviser (FL) (100%) WRL Investment Services, Inc. - transfer agent (FL)(100%)
               WRL Series Fund, Inc. - mutual fund (MD)
               ISI Insurance Agency, Inc. and subsidiaries (CA) (100%)
               AEGON Equity Group, Inc. (FL) (100%)
               Monumental General Casualty Company - insurance (MD) (100%) United Financial Services, Inc. - general agency (MD) (100%) Bankers Financial Life Insurance Company - insurance (AZ)
               The Whitestone Corporation - insurance agency (MD) (100%)
               Cadet Holding Corp. - holding company (IA) (100%)
               Monumental General Life Insurance Company of Puerto Rico (PR)
                    (51%)

          AUSA Holding Company - holding company (MD) (100%)
               Monumental General Insurance Group, Inc. - holding company
                    (MD) (100%)
               Monumental General Administrators, Inc. (MD) (100%)

               Executive Management and Consultant Services, Inc. - consulting services (MD) (100%)
          Trip Mate Insurance Agency, Inc. (KS) (100%)
          Monumental General Mass Marketing, Inc. - marketing (MD) (100%)
          AUSA Financial Markets, Inc. - marketing  (IA) (100%)
          Endeavor Group (CA) (100%)
          Endeavor Management Company (CA) (100%)
          Universal Benefits Corporation - third party administrator (IA) (100%) Investors Warranty of America, Inc. - provider of automobile extended maintenance contracts (IA) (100%)
          Massachusetts Fidelity Trust Company - trust company (IA) (100%) Money Services, Inc. - financial counseling for employees and agents of affiliated companies (DE) (100%)
          ORBA Insurance Services, Inc. (CA) (10.56%)
          Zahorik Company, Inc. - broker-dealer  (CA) (100%)
               ZCI, Inc. (AL) (100%)
          Long, Miller & Associates, L.L.C. (CA) (33-1/3%)
          AEGON Asset Management Services, Inc. (DE) (100%)
          InterSecurities, Inc. - broker-dealer  (DE) (100%)
               Associated Mariner Financial Group, Inc. - holding company (MI)
                    (100%)
                    Mariner Financial Services, Inc. - broker/dealer (MI)(100%) Associated Mariner Agency of Hawaii, Inc. - insurance agency
                         (MI) (100%)
                    Associated Mariner Agency of New Mexico, Inc. (MI) (100%)
               Idex Investor Services, Inc. - shareholder services (FL) (100%) Idex Management, Inc. - investment adviser (DE) (100%)
               IDEX Mutual Funds - mutual fund (MA)
               Diversified Investment Advisors, Inc. - investment adviser (DE)
                    (100%)
                    Diversified Investors Securities Corporation - broker-dealer
                         (DE) (100%)
               AEGON USA Securities, Inc. - broker-dealer  (IA) (100%)
                    AEGON USA Managed Portfolios, Inc. - mutual fund  (MD)
               Creditor Resources, Inc. - credit insurance  (MI) (100%)
                    CRC Creditor Resources Canadian Dealer Network Inc. -
                         insurance agency (Canada) (100%)
                    Weiner Agency, Inc. (MD) (100%)
               AEGON USA Investment Management, Inc. - investment adviser
                    (IA) (100%)
               AEGON USA Realty Advisors, Inc. - real estate investment services
                    (IA) (100%)
                    QSC Holding, Inc. (DE) (100%)
                    Landauer Realty Advisors, Inc. - real estate counseling
                         (IA) (100%)
                    Landauer Associates, Inc. - real estate counseling (DE)
                         (100%)
                    Landauer Realty Associates, Inc. (TX) (100%)
                    Realty Information Systems, Inc. - information systems for real estate investment management (IA) (100%)
                    USP Real Estate Investment Trust - real estate investment
                         trust (IA)
                    RCC Properties Limited Partnership (IA)

   Item 27.       Number of Contract Owners.

                   As of March 31, 2000, 6,994 nonqualified contracts and 136 qualified contracts were in force.


   Item 28.       Indemnification

                  Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          Ohio General Corporation Law

                    Section 1701.13 Authority of corporation.

           (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

           (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:


                  (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;


                  (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

           (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

           (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

                  (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                  (b) If the quorum described in division (E)(4)(a) of this
   section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

                  (c)    By the shareholders;

                  (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

           Any determination made by the disinterested directors under division
   (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

           (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and
   (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions
   (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

                  (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

              (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

          (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

           (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

           (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

           (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).

           (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

          Second Amended Articles of Incorporation of Western Reserve

                                 ARTICLE EIGHTH

           EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

            (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

           (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

           (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section
   (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

           (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

           (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

           (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

           (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve

                                    ARTICLE V

                    Indemnification of Directors and Officers

           Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              Rule 484 Undertaking


   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


   Item 29.       Principal Underwriter


                  (a) AFSG Securities Corporation ("AFSG") is the principal underwriter for the Contracts. AFSG currently serves as principal underwriter for the PFL Endeavor VA Separate Account, the PFL Retirement Builder Variable Annuity Account, the PFL Life Variable Annuity Account A, the PFL Wright Variable Annuity Account, the AUSA Endeavor Variable Annuity Account, Separate Account C of First Providian Life and Health Insurance Company, the Separate Account I, Separate Account II, and Separate Account V of Providian Life and Health Insurance Company, WRL Series Life Account, WRL Series Annuity Account B, AUSA Series Life Account and Transamerica Occidental Life Separate Account VUL-3.

                  (b)    Directors and Officers of AFSG


Name                             Principal Business Address      Position and Offices with Underwriter
----                             --------------------------      -------------------------------------
Larry N. Norman                             (1)                  Director and President

Harvey E. Willis                            (1)                  Vice President and Secretary

Lisa Wachendorf                             (1)                  Director and Chief Compliance Officer

Debra C. Cubero                             (1)                  Vice President

Gregory J. Garvin                           (1)                  Vice President

Michael F. Lane                             (1)                  Vice President

Sara J. Stange                              (1)                  Director and Vice President

Brenda K. Clancy                            (1)                  Vice President

Michael G. Ayers                            (1)                  Treasurer/Controller

Colleen S. Lyons                            (1)                  Assistant Secretary

John F. Reesor                              (1)                  Assistant Secretary

Anne Spaes                                  (1)                  Director and Vice President

Priscilla I. Hechler                        (2)                  Assistant Vice President and Assistant
                                                                 Secretary

Thomas E. Pierpan                           (2)                  Assistant Vice President and Assistant
                                                                 Secretary

Richard C. Hicks                            (2)                  Assistant Vice President and Assistant
                                                                 Secretary

Gina A. Babka                               (2)                  Assistant Secretary


--------------------------------------
(1)      4333 Edgewood Road, N.E., Cedar Rapids, IA  52499-0001
(2)      570 Carillon Parkway, St. Petersburg, FL  33716-1202.

         (a)      Compensation to Principal Underwriter

                  Not Applicable

Item 30.          Location of Accounts and Records

                  All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Item 31.          Management Services

                  Not Applicable

Item 32.          Undertakings


                  Western Reserve hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

                  Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

                  Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

                  Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


Item 33.          Section 403(b)(11) Representation.


                  Not applicable.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets al the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 8 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on this 25th day of April, 2000.


                               WRL SERIES ANNUITY ACCOUNT B
                               (Registrant)


                               By:  /s/ John R. Kenney
                                   ---------------------------
                                   John R. Kenney, Chairman of the Board and
                                   Chief Executive Officer of
                                   Western Reserve Life Assurance Co. of Ohio


                               WESTERN RESERVE LIFE ASSURANCE
                               CO. OF OHIO
                               (Depositor)


                               By:  /s/ John R. Kenney
                                   ---------------------------------
                                   John R. Kenney, Chairman of the Board and
                                   Chief Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



Signature                                Title                                    Date
---------                                -----                                    ----
/s/ John R. Kenney                       Chairman of the Board and                April 25, 2000
-----------------------                  Chief Executive Officer
John R. Kenney                           (Principal Executive Officer)


/s/ Allan J. Hamilton                    Vice President, Treasurer                April 25, 2000
------------------------                 and Controller
Allan J. Hamilton


/s/ Alan M. Yaeger                       Executive Vice President,                 April 25, 2000
---------------------                    Actuary and Chief Financial
Alan M. Yaeger                           Officer


 /s/ Jerome C. Vahl                      Director and President                   April 25, 2000
----------------------
Jerome C. Vahl

 /s/ Lyman H.Treadway                    Director                                 April 25, 2000
---------------------
Lyman H. Treadway */




/s/ Jack E. Zimmerman                    Director                                 April 25, 2000
------------------------
Jack E. Zimmerman */


/s/ James R. Walker                      Director                                 April 25,2000
-------------------
James R. Walker */


*/s/ Thomas E. Pierpan
----------------------------
Signed by Thomas E. Pierpan
As Attorney-in-Fact


                                  EXHIBIT INDEX



EXHIBIT                    DESCRIPTION OF EXHIBIT
-------                    ----------------------


(10)(a)                    Consent of Sutherland Asbill & Brennan LLP

(10)(b)                    Consent of Ernst & Young LLP

(10)(c)                    Consent of PricewaterhouseCoopers LLP